                                                                   Exhibit 10.11

                            SECURITYHOLDERS AGREEMENT

                                   dated as of

                                November 23, 1994

                                      among

                      DLJ MERCHANT BANKING PARTNERS, L.P.,

                        DLJ INTERNATIONAL PARTNERS, C.V.,

                          DLJ OFFSHORE PARTNERS, C.V.,

                       DLJ MERCHANT BANKING FUNDING, INC.,

                            DLJ CAPITAL CORPORATION,

                             SPROUT GROWTH II, L.P.,

                            SPROUT CAPITAL VI, L.P.,

                                PM FUNDING, INC.,

                               ARTHUR J. CORMIER,

                                JOHN F. SCHAEFER

                                       and

                               PHASE METRICS, INC.

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

                                    ARTICLE 1

                                   DEFINITIONS

1.1    Definitions..........................................................  1

                                    ARTICLE 2

                              CORPORATE GOVERNANCE

2.1    Composition of the Board.............................................  7
2.2    Removal..............................................................  7
2.3    Vacancies............................................................  7
2.4    Termination of Rights and Obligations................................  8
2.5    Action by the Board..................................................  8
2.6    Articles of Incorporation and Bylaws.................................  8


                                    ARTICLE 3

                            RESTRICTIONS ON TRANSFER

3.1    General..............................................................  8
3.2    Legend on Securities................................................  10
3.3    Permitted Transferees................................................ 10

                                    ARTICLE 4

                   RIGHTS OF FIRST REFUSAL; TAG ALONG RIGHTS;
                PREEMPTIVE RIGHTS; DRAG ALONG RIGHTS; TERMINATION
                        AND INAPPLICABILITY OF PROVISIONS

4.1    Right of First Refusal; Tag along Rights............................. 10
4.2    Preemptive Rights.................................................... 14
4.3    Right to Compel Participation in Certain Transfers................... 15
4.4    Improper Transfer.................................................... 16
4.5    Termination of Agreement............................................. 16
4.6    Inapplicability of Transfer Restrictions and Corporate Governance
       Provisions to PM Funding, Inc........................................ 16

                                    ARTICLE 5

                               REGISTRATION RIGHTS

                                                                            PAGE
                                                                            ----
5.1    Demand Registration.................................................. 16
5.2    Incidental Registration.............................................. 19
5.3    Holdback Agreements.................................................. 20
5.4    Registration Procedures.............................................. 20
5.5    Indemnification by the Issuer........................................ 23
5.6    Indemnification by Participating Securityholders..................... 23
5.7    Conduct of Indemnification Proceedings............................... 24
5.8    Contribution......................................................... 25
5.9    Participation in Public Offering..................................... 26

                                    ARTICLE 6

                        CERTAIN COVENANTS AND AGREEMENTS

6.1    Confidentiality...................................................... 26
6.2    No Inconsistent Agreements........................................... 27
6.3    Agreement as Between PM Funding, Inc. and the Other DLJ Entities
       Regarding Conversion of the Notes.................................... 27

                                    ARTICLE 7

                                  MISCELLANEOUS

7.1    Entire Agreement..................................................... 27
7.2    Binding Effect; Benefit.............................................. 28
7.3    Assignability........................................................ 28
7.4    Amendment; Waiver; Termination....................................... 28
7.5    Exclusive Financial Advisor and Investment Banking Advisor........... 28
7.6    Certain Requirements In Connection with Conversion of Shares of
       Series B Preferred Stock............................................. 29
7.7    Notices.............................................................. 29
7.8    Headings............................................................. 31
7.9    Counterparts......................................................... 31
7.10   Applicable Law....................................................... 31
7.11   Specific Enforcement................................................. 31
7.12   Consent to Jurisdiction.............................................. 31

                            SECURITYHOLDERS AGREEMENT

               AGREEMENT dated as of November 23, 1994 among DLJ Merchant Banking Partners, L.P., DLJ International Partners, C.V., DLJ Offshore Partners, C.V., DLJ Merchant Banking Funding, Inc., DLJ Capital Corporation, Sprout Growth II, L.P., Sprout Capital VI, L.P., PM Funding, Inc., a Delaware corporation (each of the foregoing, a "DLJ Entity", and collectively, the "DLJ Entities"), Arthur J. Cormier ("Cormier"), John F. Schaefer ("Schaefer") and Phase Metrics, Inc. (the "Issuer").

                              W I T N E S S E T H:

               WHEREAS, pursuant to the Securities Purchase Agreement dated as of November 23, 1994 (the "Securities Purchase Agreement") among the DLJ Entities (other than PM Funding, Inc.), Cormier, Schaefer and the Issuer, certain of the parties hereto, concurrently with the execution of this Agreement, are acquiring securities of the Issuer; and

               WHEREAS, the parties hereto desire to enter into this Agreement to govern certain of their rights, duties and obligations after consummation of the transactions contemplated by the Securities Purchase Agreement and the Bridge Securities Purchase Agreement;

               The parties hereto agree as follows:

                                    ARTICLE 1

                                   DEFINITIONS

               1. Definitions. (a) The following terms, as used herein, have the following meanings:

               "Affiliate" means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with such Person, provided that no securityholder of the Issuer shall be deemed an Affiliate of any other serurityholder solely by reason of any investment in the Issuer. For the purpose of this definition, the term "control" (including with correlative meanings, the terms "controlling", "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

               "Affiliated Employee Benefit Trust" means any trust that is a successor to the assets held by a trust established under an employee benefit plan subject to ERISA or any other trust established directly or indirectly under such plan or any other such plan having the same sponsor.

               "Allowable Transfer Amount" shall mean, as to Schaefer or Cormier, as the case may be, at any time in any given calendar year, that number of shares of Common Stock that equals the excess, if any, of (i) 25% of the shares of Fully Diluted Common Stock owned by such individual on the date hereof over (ii) the aggregate number of shares of Fully Diluted Common Stock theretofore transferred (other than to permitted Transferees) by such individual up to such time in such calendar year, provided that the Allowable Transfer Amount of either such individual shall equal zero at such point as such individual shall have transferred in aggregate after the date hereof (other than to permitted Transferees) 50% of the shares of Fully Diluted Common Stock owned by him on the date hereof (it being understood that all such determinations shall be made taking into account any adjustments in accordance with the terms of the applicable securities).

               "Benchmark Shares" means shares of Common Stock sold or proposed to be sold by the DLJ Entities (other than to their permitted Transferees) subsequent to the Closing Date until the aggregate number of shares of Common Stock so sold or proposed to be sold by the DLJ Entities (other than as aforesaid) equals 225,000 (taking into account any stock dividend, stock split or reverse stock split subsequent to the Closing Date).

               "Board" means the board of directors of the Issuer.

               "Bridge Securities Purchase Agreement" means the Bridge Securities Purchase Agreement dated as of the date hereof between the Issuer and PM Funding, Inc.

               "Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in New York City are authorized by law to close.

               "Common Stock" shall have the meaning set forth in the Securities Purchase Agreement.

               "Equity Securities" means Common Stock, securities convertible into or exchangeable for Common Stock and options, warrants or other rights to acquire Common Stock.

               "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

               "Exchange Act" means the Securities Exchange Act, as amended.

               "Fully Diluted" means, with respect to Common Stock and without duplication, all outstanding shares and all shares issuable in respect of securities convertible into or exchangeable for Common Stock, stock appreciation rights or options, warrants and other irrevocable rights to purchase or subscribe for Common Stock or securities convertible into or exchangeable for Common Stock and any Person shall be deemed to own such number of Fully Diluted shares of Common Stock as such Person has the right to acquire from any other Person (including the Issuer).

               "Initial Public Offering" means the initial sale after the date hereof of Common Stock pursuant to an effective registration statement under the Securities Act (other than a registration statement on Form S-8 or any successor form).

               "Notes" shall have the meaning set forth in the Securities Purchase Agreement.

               "Other Securityholders" means all Securityholders other than any DLJ Entity, and their respective permitted Transferees.

               "Percentage Ownership" means, with respect to any Securityholder or any group of Securityholders at any time, (i) the number of shares of Fully Diluted Common Stock that such Securityholder or group of Securityholders owns at such time, divided by (ii) the total number of shares of Fully Diluted Common Stock at such time.

               "Permitted Transferee" means:

               (i) in the case of any DLJ Entity, (A) any other DLJ Entity, (B) any general or limited partner of any such entity (a "DLJ Partner"), and any corporation, partnership, Affiliated Employee Benefit Trust or other entity which is an Affiliate of any DLJ Partner (collectively, the "DLJ Affiliates"), (C) any managing director, general partner, director, limited partner, officer or employee of such DLJ Entity or a DLJ Affiliate, or the heirs, executors, administrators, testamentary trustees, legatees or beneficiaries of any of the foregoing Persons referred to in this clause (C) (collectively, "DLJ Associates"), (D) any trust, the beneficiaries of which, or any corporation, limited liability company or partnership, the stockholders, members or general or limited partners of which, include only such DLJ Entity, DLJ Affiliates, DLJ Associates, their spouses or their lineal descendants and (E) a voting trustee for one or more DLJ Entities, DLJ Affiliates or DLJ Associates under the terms of a voting trust desired to conform with the requirements of the Insurance Law of the State of New York; and

               (ii) in the case of any Other Securityholder, (A) the Issuer, (B)
        (x) such Securityholder's spouse or (y) such Securityholder's siblings or lineal descendants, so long as such Securityholder retains the right to vote such Securities, (C) a Person who acquires Securities from any such Securityholder pursuant to a will or the laws of descent and distribution, and (D) any trust the beneficiaries of which consist only of such Securityholders and/or such Securityholder's spouse, siblings and lineal descendants and (E) any Securityholder other than any DLJ Entity or its Permitted Transferees.

               "Person" means an individual, corporation, partnership, association, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

               "Registrable Stock" means any shares of Common Stock until (i) a registration statement covering such shares of Common Stock has been declared effective by the SEC and such shares have been disposed of pursuant to such effective registration statement, (ii) such shares are sold under circumstances in which all of the applicable conditions of Rule 144 (or any similar provisions then in force) under the Securities Act are met or such shares may be sold pursuant to Rule 144(k) or (iii) such shares are otherwise transferred, the Issuer has delivered a new certificate or other evidence of ownership for such shares not bearing the legend required pursuant to this Agreement and such shares may be resold without subsequent registration under the Securities Act.

               "Registration Expenses" means (i) all registration and filing fees, (ii) fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Securities), (iii) printing expenses, (iv) internal expenses of the Issuer (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), (v) reasonable fees and disbursements of counsel for the Issuer and customary fees and expenses for independent certified public accountants retained by the Issuer (including expenses relating to any comfort letters or costs associated with the delivery by independent certified public accountants of a comfort letter or comfort letters requested pursuant to Section 5.4(h) hereof), (vi) the reasonable fees and expenses of any special experts retained by the Issuer in connection with such registration, (vii) reasonable fees and expenses of one counsel for the Securityholders participating in the offering, selected by the DLJ Entities, in the case of an offering in which any of the DLJ Entities participate, or selected by Cormier and Schaefer in any other case involving exercise of registration rights under Sections 5.1 or 5.2, (viii) fees and expenses in connection with any review of underwriting arrangements by the National Association of Securities Dealers, Inc. (the "NASD") including fees and expenses of any "qualified independent underwriter" and (ix) fees and disbursements of underwriters customarily paid by issuers or sellers of securities, but shall not include any underwriting fees, discounts or commissions attributable to the sale of Registrable Stock, or any out-of-pocket expenses (except as set forth in clause (vii) above) of the Securityholders or any fees and expenses of underwriter's counsel.

               "SEC" means the Securities and Exchange Commission.

               "Securities Act" means the Securities Act of 1933, as amended.

               "Securities" means Notes, shares of Common Stock, Series A Preferred Stock, Series B Preferred Stock, the Warrants, and other voting securities of the Issuer held by the Securityholders.

               "Securityholder" means each Person (other than the Issuer) who shall be a party to this Agreement, whether in connection with the execution and delivery hereof as of the date hereof, pursuant to Section 7.3 or otherwise, so long as such Person shall "beneficially own" (as such term is defined in Rule 13d-3 under the Exchange Act) any Securities.

               "Series A Preferred Stock" shall have the meaning set forth in the Securities Purchase Agreement.

               "Series B Preferred Stock" shall have the meaning set forth in the Securities Purchase Agreement.

               "Sprout Entities" means DLJ Capital Corporation, Sprout Growth II, L.P. and Sprout Capital VI, L.P.

               "Subsidiary" means, with respect to any Person, any entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by such Person.

               "Third Party" means a prospective purchaser of shares in an arm's-length transaction from a Securityholder where such purchaser is not a permitted Transferee of such Securityholder.

               "Underwritten Public Offering" means an underwritten public offering of Registrable Stock of the Issuer pursuant to an effective registration statement under the Securities Act.

               "Warrants" means the warrants exercisable to purchase Common Stock issued to PM Funding, Inc. pursuant to the Bridge Securities Purchase Agreement.

               (b) The term "DLJ Entities", to the extent such entities shall have transferred any of their Securities to "Permitted Transferees", shall mean the DLJ Entities and the Permitted Transferees of the DLJ Entities, taken together, and any right or action that may be taken at the election of the DLJ Entities may be taken at the election of the DLJ Entities, and such Permitted Transferees.

               (c) The term "other Securityholders", to the extent such shareholders shall have transferred any of their Securities to "Permitted Transferees", shall mean the other Securityholders and the Permitted Transferees of the other Securityholders, as the case may be, and any right or action that may be taken at the election of the other Securityholders may be taken at the election of the other Securityholders and the Permitted Transferees of the other Securityholders, as the case may be.

               (d) Each of the following terms is defined in the Section set forth opposite such term:

        Term                                       Section
        ----                                       -------
        Aggregate Tag Amount                       4.1(g)(i)
        Associate                                  2.1(a)

        Term                                       Section
        ----                                       -------
        beneficially own                           1.1(a)
        Cause                                      2.2
        Confidential Information                   6.1(b)
        control                                    1.1(a)
        Demand Registration                        5.1(a)
        DLJ Affiliate                              1.1(a)
        DLJ Associates                             1.1(a)
        DLJ Entity                                 1.1(b)
        DLJ Non-Election                           4.1(g)(v)
        DLJ Partner                                1.1(a)
        DLJSC                                      7.5
        Electing Individual                        4.1(g)(v)
        Fifth Director                             2.1
        First Request Date                         5.1(a)
        Holders                                    5.1(a)(ii)
        Incidental Registration                    5.2(a)
        Indemnified Party                          5.7
        Indemnifying Party                         5.7
        Inspectors                                 5.4(g)
        Maximum Offering Size                      5.1(d)
        NASD                                       1.1(a)
        Nominee                                    2.3(a)
        other Securityholder                       1.1(c)
        Private Transaction                        3.1(b)
        qualified independent underwriter          1.1(a)
        Records                                    5.4(g)
        Representatives                            6.1(b)
        Restriction Termination Date               3.1(a)
        Section 3.1(c) Termination Date            3.1(c)
        Section 4.1 Offer                          4.1(a)
        Section 4.1 Offer Notice                   4.1(a)
        Section 4.1 Offer Price                    4.1(a)
        Section 4.2 Notice                         4.2
        Section 4.3 Agreement                      4.3(a)
        Section 4.3 Notice                         4.3(a)
        Section 4.3 Notice Period                  4.3(a)
        Section 4.3 Sale                           4.3(a)
        Section 4.3 Sale Price                     4.3(a)
        Selling Party                              4.1(a)
        Selling Securityholder                     5.1(a)
        Tag along Notice Period                    4.1(g)(i)
        Tag along Right                            4.1(g)(i)
        Tag along Sale                             4.1(g)(i)

        Term                                       Section
        ----                                       -------
        Tag along Seller                           4.1(g)(i)
        Tagging Person                             4.1(g)(i)
        transfer                                   3.1(a)

               (e) Capitalized terms used herein and not otherwise defined herein shall have the meanings herein that are assigned to such terms in the Securities Purchase Agreement.

                                    ARTICLE 2

                              CORPORATE GOVERNANCE

               2.1 Composition of the Board. The Board shall consist of five members, of whom one shall be designated by DLJ Merchant Banking Partners, L.P., one shall be designated by Sprout Growth II, L.P., one shall be designated by Schaefer, one shall be designated by Cormier, and one shall be an individual (the "Fifth Director") designated by Cormier and Schaefer and acceptable to the DLJ Entities, which individual is neither an "Affiliate" nor an "Associate" (as those terms are used within the meaning of Rule 12b-2 of the General Rules and Regulations under the Exchange Act) of the DLJ Entities, Schaefer or Cormier. Each Securityholder entitled to vote for the election of directors to the Board agrees that it will vote its Securities or execute consents, as the case may be, and take all other necessary action (including causing the Issuer to call a special meeting of shareholders) in order to ensure that the composition of the Board is as set forth in this Section 2.1.

               2.2 Removal. Each Securityholder agrees that if, at any time, it is then entitled to vote for the removal of directors of the Issuer, it will not vote any of its Securities in favor of the removal of any director who shall have been designated or nominated pursuant to Section 2.1 unless such removal shall be for Cause or the person entitled to designate or nominate such director shall have consented to such removal in writing; that any of the DLJ Entities, Cormier or Schaefer may remove, or vote its Securities in favor of the removal of, the Fifth Director. Removal for "Cause" shall mean removal of a director because of such director's (a) willful and continued failure to substantially perform his duties with the Issuer in his established position, (b) willful conduct which is significantly injurious to the Issuer, monetarily or otherwise, or (c) conviction for, or guilty plea to, a felony. Subject to Section 2.3, nothing contained in this Section 2.2 shall affect the right of any Securityholder to designate members of the Board pursuant to Section 2.1.

               2.3 Vacancies. If, as a result of death, disability, retirement, resignation, removal (with or without Cause) or otherwise, there shall exist or occur any vacancy on the Board:

               (a) the Person entitled under Section 2.1 to designate or nominate such director whose death, disability, retirement, resignation or removal resulted in such vacancy, or its Permitted Transferees, may, subject to the provisions of Sections 2.1 and 2.4, designate another individual (the "Nominee") to fill such capacity and serve as a director of the Issuer; and

              (b) each Securityholder then entitled to vote for the election of the Nominee as a director of the Issuer agrees that it will vote its Securities, or execute a written consent, as the case may be, in order to ensure that the Nominee be elected to the Board.

               2.4 Termination of Rights and Obligations. The right to designate one or more members of the Board pursuant to this Article 2 shall terminate (i) as to Cormier, at such time as Cormier and his Permitted Transferees in the aggregate own and have the right to acquire less than 5% of the Fully Diluted Common Stock then outstanding, (ii) as to Schaefer, at such time as Schaefer and his Permitted Transferees in the aggregate own and have the right to acquire less than 5% of the Fully Diluted Common Stock then outstanding, (iii) as to Sprout Growth II, L.P., at such time as the DLJ Entities in the aggregate own and have the right to acquire less than 5% of the Fully Diluted Common Stock then outstanding, and (iv) as to DLJ Merchant Banking Partners, L.P., at such time as the DLJ Entities (other than PM Funding, Inc.) in the aggregate own and have the right to acquire less than 5% of the Fully Diluted Common Stock then outstanding. The obligations imposed on Securityholders to give effect to the rights to designate directors set forth in Section 2.1 shall terminate as to any Person when such Person's right to designate a director is terminated.

               2.5 Action by the Board. A quorum of the Board shall consist initially of four directors. All actions of the Board shall require the affirmative vote of at least a majority of the directors at a duly convened meeting of the Board at which a quorum is present or the unanimous written consent of the Board; provided that, in the event there is a vacancy on the Board and an individual has been nominated to fill such vacancy, the first order of business shall be to fill such vacancy.

               2.6 Articles of Incorporation and Bylaws. (a) The Articles of Incorporation and Bylaws of the Issuer, as in effect on the date hereof, are attached as Exhibits B and A, respectively, to the Securities Purchase Agreement.

               (b) Each Securityholder shall vote its Securities, and shall take all other actions necessary, to ensure that the Issuer's Articles of Incorporation and Bylaws facilitate and do not at any time conflict with any provision of this Agreement.

                                    ARTICLE 3

                            RESTRICTIONS ON TRANSFER

        3.1 General. (a) Until the earlier of (i) the third anniversary of the Closing Date and (ii) the consummation of an Initial Public Offering (the earlier of such dates, the "Restriction Termination Date"), no Securityholder may, directly or indirectly, sell, assign, transfer, grant a participation in, pledge or otherwise dispose of ("transfer") any Securities (or solicit any offers to buy or otherwise acquire, or to take a pledge of, any of its Securities) except transfers permitted by Section 3.3; provided that (x) Schaefer may pledge his Securities pursuant to the terms of the Cormier-Schaefer Agreement as in effect on the date hereof or as amended, supplemented or modified with the prior consent of the DLJ

Entities and (y) subject to Section 4.1, transfers shall be permitted to a Third Party in a Private Transaction (as defined below) as part of a foreclosure proceeding pursuant to the Cormier-Schaefer Agreements (but only to the extent that such transfer to a Third Party is required by California law or is effected in order to maintain a claim for deficiency).

               (b) From and after the Restriction Termination Date, no Securityholder may transfer any Securities (or solicit any offers to buy or otherwise acquire, or to take a pledge of, any Securities) except, subject to
Section 3.1(c), (i) transfers permitted by Section 3.3, (ii) transfers in a bona fide Underwritten Public Offering upon exercise of registration rights pursuant to Article 5, (iii) transfers pursuant to Rule 144 (or any successor provisions under the Securities Act), (iv) pledges by Schaefer pursuant to the terms of the Cormier-Schaefer Agreement as in effect on the date hereof or as amended, supplemented or modified with the prior consent of the DLJ Entities, (v) in the case of any DLJ Entity and subject to Section 4.1, transfers to any other Person in any Private Transaction (as defined below); provided that no Securities may be transferred pursuant to clause (v) to any Person unless such Person shall have agreed in writing to be bound by the terms of this Agreement applicable to such Securityholder; and provided further that no DLJ Entity may transfer any of its Notes or shares of Series B Preferred Stock to a Person other than a Permitted Transferee without the consent of Cormier and Schaefer, (vi) in the case of Schaefer and Cormier, subject to Section 4.1, transfers of shares of Common Stock to any other Person in any Private Transaction (excluding any transaction covered by clause (iv) above), provided that no Securities may be transferred to any Person pursuant to this clause (vi) unless such Person shall have agreed in writing to be bound by the terms of this Agreement applicable to such Securityholder, and (vii) in the case of any Other Securityholder, transfers pursuant to Section 4.3 hereof. As used herein, "Private Transaction" means any transfer not covered by clause (i), (ii), (iii) or (vii) above.

               (c) Notwithstanding anything else contained herein, except pursuant to Section 3.1(x) or (y), 3.3 or 4.3, no transfer of any shares of Common Stock may be made by Cormier or Schaefer at any time to the extent that the number of shares then sought to be transferred by Cormier or Schaefer, as the case may be, would exceed the Allowable Transfer Amount applicable to such individual at such time. From and after the Section 3.1(c) Termination Date (as defined below), (x) the restriction contained in the preceding sentence shall terminate as to transfers pursuant to Section 3.1(b)(ii) and 3.1(b)(iii), and
(y) transfers of shares of Common Stock may be made by Cormier or Schaefer pursuant to Section 3.1(b)(ii) or 3.1(b)(iii) without regard to the Allowable Transfer Amount but only to the extent such transfers are otherwise in accordance with the provisions of Articles 3 and 4. The earlier of (i) the sixth anniversary of the date hereof and (ii) such time as the aggregate number of shares of Fully Diluted Common Stock held by the DLJ Entities is less than 25% of the aggregate number of shares of Fully Diluted Common Stock held by the DLJ Entities on the date hereof (determined taking into account any adjustments in accordance with the terms of the applicable securities) is referred to as the "Section 3.1(c) Termination Date."

               (d) No Securityholder may transfer any Securities at any time except in compliance with applicable federal or state securities laws.

               3.2 Legend on Securities. (a) In addition to any other legend that may be required, each certificate for Securities that is issued to any Securityholder shall bear a legend in substantially the following form:

               "THE ISSUER OF THIS SECURITY IS A STATUTORY CLOSE CORPORATION AS DESCRIBED UNDER SECTION 158 CALIFORNIA CORPORATIONS CODE. THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED OR SOLD EXCEPT IN COMPLIANCE THEREWITH. THIS SECURITY IS ALSO SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER AS SET FORTH IN THE SECURITYHOLDERS AGREEMENT DATED AS OF NOVEMBER 23, 1994, COPIES OF WHICH MAY BE OBTAINED UPON REQUEST FROM PHASE METRICS, INC. AND ANY SUCCESSOR THERETO."

               (b) If any shares of Common Stock shall cease to be Registrable Stock, the Issuer shall, upon the written request of the holder thereof, issue to such holder a new certificate evidencing such shares without the first sentence of the legend required by Section 3.2(a) endorsed thereon. If any Securities cease to be subject to any and all restrictions on transfer set forth in this Agreement, the Issuer shall, upon the written request of the holder thereof, issue to such holder a new certificate evidencing such Securities without the second sentence of the legend required by Section 3.2(a) endorsed thereon.

               3.3 Permitted Transferees. Notwithstanding anything in this Agreement to the contrary, any Securityholder may at any time transfer any or all of its Securities to one or more of its Permitted Transferees without the consent of the Board or any other Securityholder or group of Securityholders and without compliance with Section 4.1 so long as (a) such Permitted Transferee shall have agreed in writing to be bound by the terms of this Agreement and (b) the transfer to such Permitted Transferee is not in violation of applicable federal or state securities laws.

                                    ARTICLE 4

                   RIGHTS OF FIRST REFUSAL; TAG ALONG RIGHTS;
                PREEMPTIVE RIGHTS; DRAG ALONG RIGHTS; TERMINATION
                        AND INAPPLICABILITY OF PROVISIONS

               4.1 Right of First Refusal; Tag along Rights. (a) Subject to the provisions of Section 4.1(g), if any Securityholder receives from or otherwise negotiates with a Third Party in a Private Transaction an offer to purchase for cash (or, subject to clause (f), non-cash consideration) any or all of the Securities owned or held by such Securityholder that is otherwise permitted under this Agreement (including, without limitation, Section 3.1 hereof) (a "Section 4.1 Offer") and such Securityholder (a "Selling Party") intends to pursue such sale of such Securities to such Third Party in such Private Transaction, such Selling Party shall provide the Issuer and each other Securityholder written notice of such Section 4.1 Offer (a "Section 4.1 Offer Notice"). The Section 4.1 Offer Notice shall identify the number and type of Securities subject to the Section 4.1 Offer, the cash price at which a sale is proposed to be made (the "Section 4.1 Offer Price") and all other material terms and conditions of the Section 4.1 Offer.

               (b) Subject to the provisions of Section 4.1(g), the receipt of a
Section 4.1 Offer Notice by the Issuer and each other Securityholder from any Selling Party shall constitute an offer by such Selling Party to sell, to the Issuer and each other Securityholder, for cash (or, subject to clause (f), non-cash consideration) in whole and not in part, with the Issuer having priority with respect to the acceptance of the Section 4.1 Offer. If the Issuer does not accept the offer, in whole and not in part, in accordance herewith, then such offer may be accepted, in whole and not in part, at the Section 4.1 Offer Price by the other Securityholders on a pro rata basis based on each other Securityholder's Percentage Ownership (unless the other Securityholders shall agree to another allocation resulting in acceptance of the Section 4.1 Offer with respect to all Securities subject to the Section 4.1 Offer); provided that in the event there is an undersubscription by the other Securityholders at the end of the 45-day period referred to below, the unsubscribed Securities shall be apportioned among those other Securityholders whose written notice of acceptance referred to below specified a number of additional shares such Securityholder would like to purchase pursuant to this Section 4.1, which apportionment shall be on a pro rata basis among such Securityholders in accordance with such other Securityholders' Percentage Ownership. Such offer shall be irrevocable for 45 days after receipt of such Section 4.1 Offer Notice by the Issuer and each other Securityholder. During such 45-day period, subject to the Issuer's priority right of exercise as set forth above, each other Securityholder shall have the right to accept such offer (as provided above) within such 45-day period. The
Section 4.1 Offer may be accepted by giving a written irrevocable notice of acceptance to such Selling Party prior to the expiration of such 45-day period.

               (c) The Issuer or the Securityholders, as the case may be, shall purchase for cash (or, subject to clause (f), non-cash consideration) at the
Section 4.1 Offer Price and pay for all Securities set forth in the Section 4.1 Offer Notice within a 20-day period following acceptance of the Section 4.1 Offer; provided that if the purchase and sale of such Securities is subject to expiration of any applicable statutory waiting period, the time period during which such purchase and sale may be consummated shall be extended until the expiration of five Business Days after such waiting period shall have expired; provided further that such time period shall not exceed 60 days without the written consent of the Selling Party. If such purchase and sale are not consummated by the Issuer and the Securityholders within such time period, such
Section 4.1 Offer shall be deemed to be rejected.

               (d) Upon the rejection or deemed rejection of the Section 4.1 Offer by the Issuer and the Securityholders or the failure to obtain any required consent for the purchase of the Securities subject thereto within 60 days, there shall commence a 90-day period during which the Selling Party shall have the right, subject to Section 4.1(g), to consummate the sale to the Third Party making the Section 4.1 Offer of all but not less than all of the Securities subject to the Section 4.1 Offer at a price not less than the Section
4.1 Offer Price; provided that (i) such Third Party shall have agreed in writing to be bound by the terms of this Agreement and (ii) the transfer to such Third Party is not in violation of applicable federal or state or foreign securities laws. Notwithstanding the foregoing, if the purchase and sale of such Securities is subject to any prior regulatory approval, the time period during which such purchase and sale may be consummated shall be extended until the expiration of five Business Days after all such approvals shall have been received but in no event shall such time period exceed 120 days without the consent of the Issuer. If such Selling Party does not consummate the sale of any Securities subject to the Section 4.1 Offer in accordance with the time limitations set forth above and in Section 4.1(g), such Selling Party may not sell any Securities without repeating the foregoing procedures.

               (e) Notwithstanding anything in this Agreement to the contrary, the provisions of this Section 4.1 will not be applicable to transfers made pursuant to and in compliance with Section 3.3, Section 4.3 or Article 5.

               (f) A Securityholder may transfer Securities in accordance with the foregoing provisions of this Section 4.1 for consideration other than cash only if such Securityholder has first obtained and delivered to each other Securityholder and the Issuer an opinion of an investment banking firm of national standing indicating that the fair market value of the non-cash consideration that such Securityholder proposes to accept as consideration for such Securities, together with any cash consideration, is at least equal to the
Section 4.1 Sale Price.

               (g) (i) If any Section 4.1 Offer constitutes a proposed transfer by Cormier or Schaefer (each a "Tag along Seller") in a private Transaction permitted by Section 3.1(b)(vi) and 3.1(c) (a "Tag along Sale"), the DLJ Entities may, at their option, elect to exercise their rights under this Section 4.1(g) in lieu of their rights under Section 4.1(b) (or, in the event of a DLJ Non-Election (as defined below), the Electing Individual (as defined below) may elect to exercise his rights under this Section 4.1(g) in lieu of his rights under Section 4.1(b)). In the event that the DLJ Entities so elect to exercise their rights under this Section 4.1(g) in lieu of their rights under Section 4.1(b) (or, in the case of a DLJ Non-Election, the Electing Individual elects to exercise his rights under this Section 4.1(g) in lieu of his rights under
Section 4.1(b)), the DLJ Entities and such of Cormier and Schaefer as is not a Tag along Seller in such Private Transaction (each of the DLJ Entities and such individual, a "Tagging Person") shall have the right (a "Tag along Right"), exercisable by written notice given to the Tag along Seller within 45 days after receipt of the Section 4.1 Offer Notice (the "Tag along Notice Period"), to request the Tag along Seller to include in the proposed transfer to the Third Party the number of shares of Common Stock or Securities convertible into shares of Common Stock held by such Tagging Person as is specified in such notice; provided that

(x) the Tag along Seller shall be required only to include in the proposed transfer a number (the "Aggregate Tag Amount") of shares of Common Stock or Securities that are convertible into Common Stock held by such Tagging Persons equal to not more than the number of shares of Common Stock proposed to be sold by the Tag along Seller to such Third Party in such transaction multiplied by a fraction, the numerator of which is the number of shares of Fully Diluted Common Stock owned by all such Tagging Persons immediately prior to the Tag along Sale, and the denominator of which is the total number of shares of Fully Diluted Common Stock immediately prior to the Tag along Sale and (y) if the aggregate number of shares of Common Stock proposed to be sold by all Tagging Persons in such transaction exceeds the Aggregate Tag Amount, the Aggregate Tag Amount of shares permitted to be sold shall be allocated among all Tagging Persons pro rata based on Percentage Ownership. If the DLJ Entities exercise their Tag along Right hereunder (or, in the case of a DLJ Non- Election, if the Electing Individual exercises his Tag along Right hereunder), each Tagging Person shall deliver to the Tag along Seller the certificate or certificates representing the Securities of such Tagging Person to be included in the transfer, together with a limited power-of-attorney authorizing the Tag along Seller to transfer such Securities on the terms set forth in the Section 4.1 Offer Notice. Delivery of such certificate or certificates representing the Securities to be transferred and the limited power-of-attorney authorizing the Tag along Seller to transfer such Securities shall constitute an irrevocable acceptance of the Tag along Sale by such Tagging Persons. If, at the end of a 120-day period after such delivery, the Tag along Seller has not completed the transfer of all such Securities, the Tag along Seller shall return to each Tagging Person the limited power-of-attorney (and all copies thereof) together with all certificates representing the Securities which such Tagging Person delivered for transfer pursuant to this Section 4.1(g), and Schaefer and Cormier may not effect another Tag along Sale without repeating the foregoing procedures.

               (ii) The per share consideration to be paid to the Tag along Seller and the Tagging Persons in any Tag along Sale shall be the Section 4.1 Offer Price in the case of sales of Common Stock and in the case of Securities convertible into Common Stock shall be the Section 4.1 Offer Price multiplied by the number of shares of Common Stock into which the Securities in question are convertible.

               (iii) Concurrently with the consummation of the Tag along Sale, the Tag along Seller shall notify the Tagging Persons thereof, shall remit to the Tagging Persons the total consideration for the Securities of the Tagging Persons transferred pursuant thereto (computed pursuant to Section 4.1(g)(ii)), and shall, promptly after the consummation of such Tag along Sale furnish such other evidence of the completion and time of completion of such transfer and the terms thereof as may be reasonably requested by the Tagging Persons.

               (iv) If at the termination of the Tag along Notice Period any Tagging Person shall not have elected to participate in the Tag along Sale, such Tagging Person will be deemed to have waived its rights under this Section 4.1(g) with respect to the transfer of its Securities pursuant to such Tag along Sale.

               (v) In any Tag along Sale in which the DLJ Entities have exercised their Tag along Right, the right of any party pursuant to Section 4.1(b) to accept the offer referred to therein shall be deemed to have terminated. If the DLJ Entities elect not to exercise their Tag along Right in any Tag along Sale and elect to accept the offer referred to in Section 4.1(b), no other Person may exercise any Tag along Right under this Section 4.1(g). In the event that the DLJ Entities elect neither to exercise their Tag along Right in any Tag along Sale pursuant to Section 4.1(g) nor to accept the offer referred to in Section 4.1(b) (a "DLJ Non-Election"), such of Cormier or Schaefer as is not a Selling Party under Section 4.1(a) or a Tag along Seller under Section 4.1(g) (the "Electing Individual") may elect, subject to the provisions of this Section 4.1, either (i) to accept the offer referred to in
Section 4.1(b) or (ii) to exercise his Tag along Right in any Tag along Sale pursuant to Section 4.1(g).

               4.2 Preemptive Rights. For so long as any Notes or shares of Series B Preferred Stock remain outstanding, the Issuer shall provide each Securityholder with a written notice (a "Section 4.2 Notice") of any proposed issuance by the Issuer of Equity Securities at least 60 days prior to the proposed issuance date. Such notice shall specify the price at which the Equity Securities are to be issued and the other material terms of the issuance. Each Securityholder shall be entitled to purchase, at the price and on the terms specified in such Section 4.2 Notice, the Equity Securities proposed to be issued on a pro rata basis based upon such Securityholder's Percentage Ownership. A Securityholder may exercise its rights under this Section 4.2 by delivering written notice of its election to purchase Equity Securities to the Issuer within 30 days of receipt of the Section 4.2 Notice. Each Securityholder shall deliver a copy of any such written notice to the Issuer and each other Securityholder at least five Business Days prior to the expiration of such 30-day period. A delivery of such a written notice (which notice shall specify the number of shares (or amount) of Equity Securities to be purchased by the Securityholder submitting such notice) by a Securityholder shall constitute a binding agreement of such Securityholder to purchase, at the price and on the terms specified in the Section 4.2 Notice, the number of shares (or amount) of Equity Securities specified in such Securityholder's written notice. In the case of any issuance of Equity Securities, the Issuer shall have 90 days from the date of the Section 4.2 Notice to consummate the proposed issuance of any or all of such Equity Securities which the Securityholders have not elected to purchase at the price and upon terms that are not materially less favorable to the Issuer than those specified in the Section 4.2 Notice. At the consummation of such issuance, the Issuer shall issue certificates representing the Equity Securities to be purchased by each Securityholder exercising preemptive rights pursuant to this Section 4.2 registered in the name of such Securityholder, against payment by such Securityholder of the purchase price for such Equity Securities. If the Issuer proposes to issue Equity Securities after such 90-day period, it shall again comply with the procedures set forth in this Section. Notwithstanding the foregoing, no Securityholder shall be entitled to purchase Equity Securities as contemplated by this Section 4.2 in connection with issuances of Equity Securities (i) to employees of the Issuer or any Subsidiary of the Issuer pursuant to employee benefit plans or arrangements approved by the Board (including upon the exercise of employee stock options), (ii) in connection with an Initial Public Offering, (iii) in connection with any bona fide, arm's-length restructuring of outstanding debt of the Issuer or any Subsidiary of the Issuer, (iv) in connection with any bona fide, arm's-length direct or indirect merger, acquisition or similar transaction, or (v) upon the conversion of any shares of Series A Preferred Stock or Series B Preferred Stock or Notes into Common Stock. The Issuer shall not be under any obligation to consummate any proposed issuance of Equity Securities, regardless of whether it shall have delivered a Section 4.2 Notice in respect of such proposed issuance. Unless earlier terminated pursuant to the terms of this Section 4.2, the provisions of this Section 4.2 shall terminate upon the consummation of an Initial Public Offering.

               4.3 Right to Compel Participation in Certain Transfers. (a) If the DLJ Entities should, after November 23, 1998, propose to transfer for cash consideration of no less than $124.44 per share (as adjusted to take into account any subdivisions, combinations or reclassifications of the Common Stock after the date hereof) of Common Stock all shares of Common Stock that they own or have the right to acquire to any Third Party (a "Section 4.3 Sale"), the DLJ Entities may, at their option, require all but not less than all the Other Securityholders to participate in such transfer. The DLJ Entities shall provide written notice of such Section 4.3 Sale to the Other Securityholders (a "Section
4.3 Notice") and a copy of the agreement pursuant to which such shares are proposed to be transferred (the "Section 4.3 Agreement"). The Section 4.3 Notice shall identify the transferee, the number of shares of Common Stock subject to the Section 4.3 Sale, the consideration per share of Common Stock for which a transfer is proposed to be made (the "Section 4.3 Sale Price") and all other material terms and conditions of the Section 4.3 Sale. Each Other Securityholder shall be required to participate in the Section 4.3 Sale on the terms and conditions set forth in the Section 4.3 Notice and to tender all its shares of Common Stock, and Securities convertible into Common Stock as set forth below. The price of such transfer shall be the Section 4.3 Sale Price in the case of shares of Common Stock, and in the case of Securities convertible into Common Stock shall be the Section 4.3 Sale Price multiplied by the number of shares of Common Stock into which such Securities are convertible. Within ten Business Days following the date of the Section 4.3 Notice (the "Section 4.3 Notice Period"), each of the Other Securityholders shall deliver to a representative of the DLJ Entities designated in the Section 4.3 Notice certificates representing all shares of Common Stock held by such Other Securityholder and all Securities convertible into Common Stock held by such Other Shareholder, duly endorsed, together with all other documents required to be executed in connection with such Section 4.3 Sale or, if such delivery is not permitted by applicable law, an unconditional agreement to deliver such Securities pursuant to this Section 4.3(a) at the closing for such Section 4.3 Sale against delivery to such Other Securityholder of the consideration therefor. If an Other Securityholder should fail to deliver such certificates to the DLJ Entities, the Issuer shall cause the books and records of the Issuer to show that such Securities are bound by the provisions of this Section 4.3(a) and that such Securities shall be transferred to the Third Party immediately upon surrender for transfer by the Other Securityholder thereof.

               (b) If, within 120 days after the DLJ Entities give the Section
4.3 Notice, they have not completed the transfer of all the Securities subject to the Section 4.3 Sale, the DLJ Entities shall return to each of the Other Securityholders all certificates representing

Securities that such Other Securityholder delivered for transfer pursuant hereto, together with any documents in the possession of the DLJ Entities executed by the Other Securityholder in connection with such proposed transfer, and all the restrictions on transfer contained in this Agreement or otherwise applicable at such time with respect to Securities owned by the Other Securityholders shall again be in effect.

               (c) Promptly after the consummation of the transfer of Securities of the DLJ Entities and the Other Securityholders pursuant to this Section 4.3, the DLJ Entities shall give notice thereof to the Other Securityholders, shall remit to each of the Other Securityholders who have surrendered their certificates the total consideration for the shares of Common Stock and Securities convertible into Common Stock transferred pursuant hereto and shall furnish such other evidence of the completion and time of completion of such transfer and the terms thereof as may be reasonably requested by such Other Securityholders.

               4.4 Improper Transfer. Any attempt to transfer any Securities not in compliance with this Agreement shall be null and void and neither the Issuer nor any transfer agent shall give any effect in the Issuer's records to such attempted transfer.

               4.5 Termination of Agreement. This Agreement shall terminate upon the earliest of

               (i)   the tenth anniversary of the date hereof;

               (ii) such time as at least 50% of the shares of Fully Diluted Common Stock are held by Persons (other than any Securityholder) who acquired their shares in a sale pursuant to (x) Rule 144 under the Securities Act or (y) a public offering registered under the Securities Act; and

               (iii) such time as the DLJ Entities own less than 5% of the aggregate number of shares of Fully Diluted Common Stock.

               4.6 Inapplicability of Transfer Restrictions and Corporate Governance Provisions to PM Funding, Inc. Notwithstanding anything else contained herein, PM Funding, Inc. shall not be bound by or subject to any of
(i) the restrictions on or obligations with respect to transfers of Securities set forth in Article 3 or in Section 4.1(a) through (f) or (ii) the corporate governance provisions set forth in Article 2.

                                    ARTICLE 5

                               REGISTRATION RIGHTS

               5.1 Demand Registration. (a) Commencing on the date which is six months after the Initial Public Offering (the "First Request Date") Schaefer and Cormier may make a written request, and commencing on the date which is the earlier of (x) the First Request Date and (y) November 23, 1997, the DLJ Entities may make a written request (any such requesting Person, a "Selling Securityholder") that the Issuer effect the registration under the Securities Act of all or a portion of such Selling Securityholder's Registrable Stock, and specifying the intended method of disposition thereof. The Issuer will promptly give written notice of such requested registration (a "Demand Registration") at least 30 days prior to the anticipated filing date of the registration statement relating to such Demand Registration to the other Securityholders and thereupon will use its best efforts to effect, as expeditiously as possible, the registration under the Securities Act of:

               (i) the Registrable Stock which the Issuer has been so requested to register by the Selling Securityholders, then held by the Selling Securityholders; and

               (ii) subject to Section 5.2, all other Registrable Stock which any other Securityholder entitled to request the Issuer to effect an Incidental Registration (as such term is defined in Section 5.2) pursuant to Section 5.2 (all such Securityholders, together with the Selling Securityholders, the "Holders") has requested the Issuer to register by written request received by the Issuer within 15 days after the receipt by such Holders of such written notice given by the Issuer, all to the extent necessary to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Stock so to be registered; provided that, subject to Section 5.1(c) hereof, the Issuer shall not be obligated to effect more than one Demand Registration for Schaefer and Cormier collectively, on the one hand, and two Demand Registrations for the DLJ Entities collectively, on the other hand, pursuant to this Section 5.1 other than any such Demand Registrations effected on Form S-3; and provided further that the Issuer shall not be obligated to effect a Demand Registration unless the Registrable Stock requested to be included in such Demand Registration constitutes at least 25% of the Common Stock then outstanding or to be issued upon conversion of the Notes and/or Series B Preferred Stock. In no event will the Issuer be required to effect more than two Demand Registrations on Form S-3 within any 12 month period.

               Promptly after the expiration of the 15-day period referred to in
Section 5.1(a)(ii) hereof, the Issuer will notify all the Holders to be included in the Demand Registration of the other Holders and the number of shares of Registrable Stock requested to be included therein. The Selling Securityholders requesting a registration under this Section 5.1(a) may, at any time prior to the effective date of the registration statement relating to such registration, revoke such request, without liability to any of the other Holders, by providing a written notice to the Issuer revoking such request, in which case such request, so revoked, shall be considered a Demand Registration unless such revocation arose out of the fault of the Issuer, in which case such request shall not be considered a Demand Registration. Notwithstanding anything contained in this Agreement to the contrary, nothing herein shall be construed as requiring the Issuer to register any of its securities other than Common Stock.

               (b) The Issuer will pay all Registration Expenses in connection with any Demand Registration.

               (c) A registration requested pursuant to this Section 5.1 shall not be deemed to have been effected unless the registration statement relating thereto (i) has become effective under the Securities Act and (ii) has remained effective for a period of at least 90 days (or such shorter period in which all Registrable Stock of the Holders included in such registration has actually been sold thereunder); provided that if after any registration statement requested pursuant to this Section 5.1 becomes effective (i) such registration statement is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court and (ii) less than 75% of the Registrable Stock included in such registration statement has been sold thereunder, such registration statement shall be at the sole expense of the Issuer and shall not be considered a Demand Registration, unless any such interference referred to in clause (i) of this proviso arose out of the fault of the Selling Securityholders, in which case such registration statement shall be considered a Demand Registration.

               (d) If a Demand Registration involves an Underwritten Public Offering and the managing underwriter shall advise the Issuer and the Selling Securityholders that, in its view, (i) the number of shares of Common Stock requested to be included in such registration (including Common Stock which the Issuer proposes to be included which is not Registrable Stock) or (ii) the inclusion of some or all of the Securities owned by the Holders, in either case, exceeds the largest number of Securities which can be sold without having an adverse effect on such offering, including the price at which such Securities can be sold (the "Maximum Offering Size"), the Issuer will include in such registration, in the priority listed below, up to the Maximum Offering Size:

                     (A) first, all Benchmark Shares requested to be registered by the DLJ Entities (allocated, if necessary for the offering not to exceed the Maximum Offering Size, pro rata among the DLJ Entities on the basis of the relative number of shares of Registrable Stock requested to be included in such registration);

                     (B) second, all Registrable Stock requested to be
               registered by any Selling Securityholders (allocated, if necessary for the offering not to exceed the Maximum Offering Size, pro rata among such Selling Securityholders on the basis of the relative number of shares of Registrable Stock (excluding any Benchmark Shares) so requested to be included in such registration);

                     (C) third, all Registrable Stock requested to be included
               in such registration by any other Holder (allocated, if necessary for the offering not to exceed the Maximum Offering Size, pro rata among such other Holders on the basis of the relative number of shares of Registrable Stock (excluding any Benchmark Shares) so requested to be included in such registration); and

                     (D) fourth, any Common Stock proposed to be registered by
               the issuer.

               5.2 Incidental Registration. (a) If the Issuer proposes to register any of its Common Stock under the Securities Act (other than a registration (A) in connection with an Initial Public Offering, (B) on Form S-8 or S-4 or any successor or similar forms, (C) relating to Common Stock issuable upon exercise of employee stock options or in connection with any employee benefit or similar plan of the Issuer or (D) in connection with a direct or indirect merger, acquisition or other similar transaction) whether or not for sale for its own account, it will each such time, subject to the provisions of
Section 5.2(b) hereof, give prompt written notice at least 30 days prior to the anticipated filing date of the registration statement relating to such registration to each Securityholder, which notice shall set forth such Securityholders' rights under this Section 5.2 and shall offer all Securityholders the opportunity to include in such registration statement such number of shares of Registrable Stock as each such Securityholder may request (an "Incidental Registration"). Upon the written request of any such Securityholder made within 15 days after the receipt of notice from the Issuer (which request shall specify the number of shares of Registrable Stock intended to be disposed of by such Securityholder), the Issuer will use its best efforts to effect the registration under the Securities Act of all Registrable Stock which the Issuer has been so requested to register by such Securityholders, to the extent requisite to permit the disposition of the Registrable Stock so to be registered; provided that (i) if such registration involves an Underwritten Public Offering, all such Securityholders requesting to be included in the Issuer's registration must sell their Registrable Stock to the underwriters selected as provided in Section 5.4(f) on the same terms and conditions as apply to the Issuer and the Selling Securityholders and (ii) if, at any time after giving written notice of its intention to register any stock pursuant to this
Section 5.2(a) and prior to the effective date of the registration statement filed in connection with such registration, the Issuer shall determine for any reason not to register such stock, the Issuer shall give written notice to all such Securityholders and, thereupon, shall be relieved of its obligation to register any Registrable Stock in connection with such registration. No registration effected under this Section 5.2 shall relieve the Issuer of its obligations to effect a Demand Registration to the extent required by Section
5.1 hereof. The Issuer will pay all Registration Expenses in connection with each registration of Registrable Stock requested pursuant to this Section 5.2.

               (b) If a registration pursuant to this Section 5.2 involves an Underwritten Public Offering (other than in the case of an Underwritten Public Offering requested by any Securityholder in a Demand Registration, in which case the provisions with respect to priority of inclusion in such offering set forth in Section 5.1(d) shall apply) and the managing underwriter advises the Issuer that, in its view, the number of shares of Common Stock which the Issuer and the selling Securityholders intend to include in such registration exceeds the Maximum Offering Size, the Issuer will include in such registration, in the following priority, up to the Maximum Offering Size:

               (i) first, so much of the Common Stock proposed to be registered by the Issuer as would not cause the offering to exceed the Maximum Offering Size;

               (ii) second, all Benchmark Shares requested to be included in such registration statement by any DLJ Entity pursuant to this Section
        5.2 (allocated, if
        necessary for the offering not to exceed the Maximum Offering Size, pro rata among such DLJ Entities on the basis of the relative number of shares of Registrable Stock requested to be so included); and

               (iii) third, all Registrable Stock other than Benchmark Shares requested to be included in such registration by any Shareholder pursuant to Section 5.2 (allocated, if necessary for the offering not to exceed the Maximum Offering Size, pro rata among such Shareholders on the basis of the relative number of shares of Registrable Stock (excluding any Benchmark Shares) so requested to be included in such registration).

               5.3 Holdback Agreements. If any registration of Registrable Stock shall be in connection with an Underwritten Public Offering, each Securityholder agrees not to effect any public sale or distribution, including any sale pursuant to Rule 144, or any successor provision, under the Securities Act, of any Registrable Stock, and not to effect any such public sale or distribution of any other Common Stock of the Issuer or of any stock convertible into or exchangeable or exercisable for any Common Stock of the Issuer (in each case, other than as part of such Underwritten Public Offering) during the 14 days prior to the effective date of such registration statement (except as part of such registration) or during the period after such effective date that such managing underwriter and the Issuer shall agree (but not to exceed 90 days). Any waiver of any restriction on sales or distributions referred to in this Section
5.3 shall be effective as to each of Cormier, Schaefer, and the DLJ Entities, regardless whether the waiver has in fact requested by, or granted only certain of such persons.

               5.4 Registration Procedures. Whenever Securityholders request that any Registrable Stock be registered pursuant to Section 5.1 or 5.2 hereof, the Issuer will, subject to the provisions of such Sections, use its best efforts to effect the registration and the sale of such Registrable Stock in accordance with the intended method of disposition thereof as quickly as practicable, and in connection with any such request:

               (a) The Issuer will as expeditiously as possible prepare and file with the SEC a registration statement on any form for which the Issuer then qualifies or which counsel for the Issuer shall deem appropriate and which form shall be available for the sale of the Registrable Stock to be registered thereunder in accordance with the intended method of distribution thereof, and use its best efforts to cause such filed registration statement to become and remain effective for a period of not less than 90 days (or such shorter period in which all of the Registrable Stock of the Holders included in such registration statement shall have actually been sold thereunder).

               (b) The Issuer will, if requested, prior to filing a registration statement or prospectus or any amendment or supplement thereto, furnish to each Securityholder and each underwriter, if any, of the Registrable Stock covered by such registration statement copies of such registration statement as proposed to be filed, and thereafter the Issuer will furnish to such Securityholder and underwriter, if any, such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein), the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such Securityholder or underwriter may reasonably request in order to facilitate the disposition of the Registrable Stock owned by such Securityholder.

               (c) After the filing of the registration statement, the Issuer will promptly notify each Securityholder holding Registrable Stock covered. by such registration statement of any stop order issued or threatened by the SEC and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered.

               (d) The Issuer will use its best efforts to (i) register or qualify the Registrable Stock covered by such registration statement under such other securities or blue sky laws of such jurisdictions in the United States as any Securityholder holding such Registrable Stock reasonably (in light of such Securityholder's intended plan of distribution) requests and (ii) cause such Registrable Stock to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Issuer and do any and all other acts and things that may be reasonably necessary or advisable to enable such Securityholder to consummate the disposition of the Registrable Stock owned by such Securityholder; provided that the Issuer will not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (d), (B) subject itself to taxation in any such jurisdiction or
(C) consent to general service of process in any such jurisdiction.

               (e) The Issuer will immediately notify each Securityholder holding such Registrable Stock covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the occurrence of an event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Stock, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and promptly prepare and make available to each such Securityholder and file with the SEC any such supplement or amendment.

               (f) Subject to Section 7.5, the Issuer may select, in its sole discretion, the underwriter or underwriters in connection with any Underwritten Public Offering as it may deem appropriate. Notwithstanding the foregoing, (i) the DLJ Entities will have the right, in their sole discretion, to select the underwriter or underwriters in connection with any underwritten Demand Registration initiated by any of the DLJ Entities pursuant to Section 5.1, and
(ii) Cormier and Schaefer will have the right, in their sole discretion, to select the underwriter or underwriters in connection with any underwritten Demand Registration initiated by them only (and not also by any DLJ Entity) pursuant to Section 5.1. Any Affiliate of any of the DLJ Entities may be selected as underwriter for an Underwritten Public Offering. The Issuer will enter into customary agreements (including an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Stock, including the engagement of a "qualified independent underwriter" in connection with the qualification of the underwriting arrangements with the NASD.

               (g) The Issuer will make available for inspection by any Securityholder and any underwriter participating in any disposition pursuant to a registration statement being filed by the Issuer pursuant to this Section 5.4 and any attorney, accountant or other professional retained by any such Securityholder or underwriter (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Issuer (collectively, the "Records") as shall be reasonably requested by any such Person, and cause the Issuer's officers, directors and employees to supply all information reasonably requested by any Inspectors in connection with such registration statement.

               (h) The Issuer will furnish to each such Securityholder and to each such underwriter, if any, a signed counterpart, addressed to such underwriter, of (i) an opinion or opinions of counsel to the Issuer and (ii) a comfort letter or comfort letters from the Issuer's independent public accountants, each in customary form and covering opinions majority therefor such matters of the type customarily covered by or comfort letters, as the case may be, as a majority of such Securityholders or the managing underwriter reasonably requests.

               (i) The Issuer will otherwise use its best efforts to comply with all applicable rules and regulations of the SEC, and make available to its securityholders, as soon as reasonably practicable, an earnings statement covering a period of 12 months, beginning within three months after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act.

               The Issuer may require each such Securityholder to promptly furnish in writing to the Issuer such information regarding the distribution of the Registrable Stock as the Issuer may from time to time reasonably request and such other information as may be legally required in connection with such registration.

               Each such Securityholder agrees that, upon receipt of any notice from the Issuer of the happening of any event of the kind described in Section 5.4(e) hereof, such Securityholder will forthwith discontinue disposition of Registrable Stock pursuant to the registration statement covering such Registrable Stock until such Securityholder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 5.4(e) hereof, and, if so directed by the Issuer, such Securityholder will deliver to the Issuer all copies, other than any permanent file copies then in such Securityholder's possession, of the most recent prospectus covering such Registrable Stock at the time of receipt of such notice. In the event that the Issuer shall give such notice, the Issuer shall extend the period during which such registration statement shall be maintained effective (including the period referred to in Section 5.4(a) hereof) by the number of days during the period from and including the date of the giving of notice pursuant to Section 5.4(e) hereof to the date when the Issuer shall make available to such Securityholder a prospectus supplemented or amended to conform with the requirements of Section 5.4(e) hereof.

               5.5 Indemnification by the Issuer. The Issuer agrees to indemnify and hold harmless each Securityholder holding Registrable Stock covered by a registration statement, its officers, directors and agents, and each Person, if any, who controls such Securityholder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus relating to the Registrable Stock (as amended or supplemented if the Issuer shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission so made in strict conformity with information furnished in writing to the Issuer by such Securityholder or on such Securityholder's behalf expressly for use therein; provided that with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus, or in any prospectus, as the case may be, the indemnity agreement contained in this paragraph shall not apply to the extent that any such loss, claim, damage, liability or expense results from the fact that a current copy of the prospectus (or, in the case of a prospectus, the prospectus as amended or supplemented) was not sent or given to the Person asserting any such loss, claim, damage, liability or expense at or prior to the written confirmation of the sale of the Registrable Stock concerned to such Person if it is determined that the Issuer has provided such prospectus and it was the responsibility of such Securityholder to provide such Person with a current copy of the prospectus (or such amended or supplemented prospectus, as the case may be) and such current copy of the prospectus (or such amended or supplemented prospectus, as the case may be) would have cured the defect giving rise to such loss, claim, damage, liability or expense. The Issuer also agrees to indemnify any underwriters of the Registrable Stock, their officers and directors and each person who controls such underwriters on substantially the same basis as that of the indemnification of the Securityholders provided in this Section 5.5.

               5.6 Indemnification by Participating Securityholders. (a) Subject to Section 5.6(b), each Securityholder holding Registrable Stock included in any registration statement agrees, severally but not jointly, to indemnify and hold harmless the Issuer, its officers, directors and agents and each Person, if any, who controls the Issuer within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Issuer to such Securityholder, but only (i) with respect to information furnished In writing by such Securityholder or on such Securityholder's behalf expressly for use in any registration statement or prospectus relating to the Registrable Stock, or any amendment or supplement thereto, or any preliminary prospectus or (ii) to the extent that any loss, claim, damage, liability or expense described in Section 5.5 results from the fact that a current copy of the prospectus (or, in the case of a prospectus, the prospectus as amended or supplemented) was not sent or given to the Person asserting any such loss, claim, damage, liability or expense at or prior to the written confirmation of the sale of the Registrable Stock concerned to such Person if it is determined that it was the responsibility of such Securityholder to provide such Person with a current copy of the prospectus (or such amended or supplemented prospectus, as the case may be) and such current copy of the prospectus (or such amended or supplemented prospectus, as the case may be) would have cured the defect giving rise to such loss, claim, damage, liability or expense. Subject to Section 5.6(b), each such Securityholder also agrees to indemnify and hold harmless underwriters of the Registrable Stock, their officers and directors and each person who controls such underwriters on substantially the same basis as that of the indemnification of the Issuer provided in this Section 5.6. As a condition to including Registrable Stock in any registration statement filed in accordance with Article 5 hereof, the Issuer may require that it shall have received an undertaking reasonably satisfactory to it from any underwriter to indemnify and hold it harmless to the extent customarily provided by underwriters with respect to similar securities.

               (b) No Securityholder shall be liable under Section 5.6(a) for any damage thereunder in excess of the net proceeds realized by such Securityholder in the sale of the Registrable Stock of such Securityholder.

               5.7 Conduct of Indemnification Proceedings. In case any proceeding (including any governmental investigation) shall be instituted involving any Person-in respect of which indemnity may be sought pursuant to this Article 5, such Person (an "Indemnified Party") shall promptly notify the Person against whom such indemnity may be sought (the "Indemnifying Party") in writing and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Party, and shall assume the payment of all fees and expenses; provided that the failure of any Indemnified Party so to notify the Indemnifying Party shall not relieve the Indemnifying Party of its obligations hereunder except to the extent that the Indemnifying Party is materially prejudiced by such failure to notify. In any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or (ii) in the reasonable judgment of such Indemnified Party representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Indemnifying Party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for all such Indemnified Parties, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Indemnified Parties, such firm shall be designated in writing by the Indemnified Parties. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent, or if there be a final judgment for the plaintiff, the Indemnifying Party shall indemnify and hold harmless such Indemnified Parties from and against any and all losses, claims, damages, liabilities and expenses or liability (to the extent stated above) by reason of such settlement or judgment. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability arising out of such proceeding.

               5.8 Contribution. If the indemnification provided for in this
Article 5 is held by a court of competent jurisdiction to be unavailable to the Indemnified Parties in respect of any losses, claims, damages or liabilities referred to herein, then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities (i) as between the Issuer and the Securityholders holding Registrable Stock covered by a registration statement on the one hand and the underwriters on the other, in such proportion as is appropriate to reflect the relative benefits received by the Issuer and such Securityholders on the one hand and the underwriters on the other, from the offering of the Registrable Stock, or if such allocation is not permitted by applicable law, in such proportion as s appropriate to reflect not only the relative benefits but also the relative fault of the Issuer and such Securityholders on the one hand and of such underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations and (ii) as between the Issuer on the one hand and each such Securityholder on the other, in such proportion as is appropriate to reflect the relative fault of the Issuer and of each such Securityholder in connection with such statements or omissions, as well as any other relevant equitable considerations. The relative benefits received by the Issuer and such Securityholders on the one hand and such underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Issuer and such Securityholders bear to the total underwriting discounts and commissions received by such underwriters, in each case as set forth in the table on the cover page of the prospectus. The relative fault of the Issuer and such Securityholders on the one hand and of such underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuer and such Securityholders or by such underwriters. The relative fault of the Issuer on the one hand and of each such Securityholder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

               The Issuer and the Securityholders agree that it would not be just and equitable if contribution pursuant to this Section 5.8 were determined by pro rata allocation (even if the underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages or liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 5.8, no underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Stock underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and no Securityholder shall be required to contribute any amount in excess of the amount by which the net proceeds realized on the sale of the Registrable Stock of such Securityholder exceeds the amount of any damages which such Securityholder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Each Securityholder's obligation to contribute pursuant to this Section 5.8 is several in the proportion that the proceeds of the offering received by such Securityholder bears to the total proceeds of the offering received by all such Securityholders and not joint.

               5.9 Participation in Public Offering. No Person may participate in any Underwritten Public Offering hereunder unless such Person (a) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and the provisions of this Agreement in respect of registration rights.

                                    ARTICLE 6

                        CERTAIN COVENANTS AND AGREEMENTS

               6.1 Confidentiality. (a) Each Securityholder hereby agrees that Confidential Information (as defined below) furnished and to be furnished to it was and will be made available in connection with such Securityholder's investment in the Issuer. Each Securityholder agrees that it will not use the Confidential Information in any way to the competitive disadvantage of the Issuer. Each Securityholder further acknowledges and agrees that it will not disclose any Confidential Information to any Person; provided that Confidential Information may be disclosed (i) to such Securityholder's Representatives (as defined below) in the normal course of the performance of their duties, (ii) to the extent required by applicable law, rule or regulation (including complying with any oral or written questions, interrogatories, requests for information or documents, subpoena, civil investigative demand or similar process to which a Securityholder is subject), (iii) to any Person to whom such Securityholder is contemplating a transfer of its Securities (provided that such transfer would not be in violation of the provisions of this Agreement and as long as such potential transferee is advised of the confidential nature of such information and agrees to be bound by a confidentiality agreement in form and substance satisfactory to the Issuer and consistent with the provisions hereof) or (iv) if the prior written consent of the Board shall have been obtained. Nothing contained herein shall prevent the use of

Confidential Information in connection with the assertion or defense of any claim by or against the Issuer or any Securityholder.

               (b) "Confidential Information" means any information concerning the Issuer, its financial condition, business, operations or prospects in the possession of or to be furnished to any Securityholder in its capacity as a shareholder of the Issuer or by virtue of its present or former right to designate a director of the Issuer; provided that the term "Confidential Information" does not include information which (i) becomes generally available to the public other than as a result of a disclosure by a Securityholder or its partners, directors, officers, employees, agents, counsel, investment advisers or representatives (all such persons being collectively referred to as "Representatives") in violation of any of the Transaction Documents (as such term is defined in the Securities Purchase Agreement), (ii) is or was available to such Securityholder on a nonconfidential basis prior to its disclosure to such Securityholder or its Representatives by the Issuer or (iii) was or becomes available to such Securityholder on a non-confidential basis from a source other than the Issuer, provided that such source is or was (at the time of receipt of the relevant information) not, to the best of such Securityholder's knowledge, bound by a confidentiality agreement with (or other confidentiality obligation to) the Issuer or another Person.

               6.2 No Inconsistent Agreements. Neither the Issuer nor any Securityholder is presently a party to or will hereafter enter into any agreement with respect to any Securities which is inconsistent with the rights granted to any Securityholder by this Agreement or any other agreements relating to the Securities to which the Securityholders are parties or which otherwise conflicts with the provisions hereof or thereof, or will in the future grant or cause to be granted to any holder or prospective holder of any Securities, any rights relating thereto, including, for example, registration rights, which are, in the aggregate, made available on more favorable terms (including, without limitation, terms which are more favorable than those set forth in Article 5) to such holder than those granted to the Securityholders hereunder and thereunder, unless the Securityholders are given all of the benefits of such favorable terms and consent thereto.

               6.3 Agreement as Between PM Funding, Inc. and the Other DLJ Entities Regarding Conversion of the Notes. Each DLJ Entity (other than PM Funding, Inc.) agrees that, immediately upon the request of PM Funding, Inc. delivered by notice to such DLJ Entity, such DLJ Entity shall exercise its right to convert (in whole and not in part) the Note (or Notes) held by such DLJ Entity into Common Stock in accordance with the provisions of Sections 5.1 and
5.2 of the Note.

                                    ARTICLE 7

                                  MISCELLANEOUS

               7.1 Entire Agreement. The Transaction Documents constitute the entire agreement between the parties with respect to the subject matter of the Transaction

Documents and supersede all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter of this Agreement and the other Transaction Documents.

               7.2 Binding Effect; Benefit. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, successors, legal representatives and permitted assigns. Nothing in this Agreement, expressed or implied, is intended to confer on any Person other than the parties hereto, and their respective heirs, successors, legal representatives and permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

               7.3 Assignability. Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by the Issuer or any Securityholder, except in connection with a transfer of securities of the Issuer pursuant to the terms hereof; provided that any Person acquiring Securities who is required by the terms of this Agreement to become a party hereto shall execute and deliver to the Issuer an agreement to be bound by this Agreement and shall thenceforth be a "Securityholder". Any Securityholder who ceases to beneficially own any Securities shall cease to be bound by the terms hereof (other than Sections 5.6, 5.7, 5.8 and 6.1).

               7.4 Amendment; Waiver; Termination. (a) No provision of this Agreement may be waived except by an instrument in writing executed by the party against whom the waiver is to be effective. No provision of this Agreement may be amended or otherwise modified except by an instrument in writing executed by the Issuer with the approval of the Board and Securityholders holding or having the right to acquire at least 85% of the Fully Diluted Common Stock held by parties to this Agreement.

               (b) In addition, any amendment, modification or termination of any provision of this Agreement that would adversely affect a DLJ Entity may be effected only with the consent of such DLJ Entity.

               (c) In addition, any amendment, modification or termination of any provision of this Agreement that would adversely affect Cormier or Schaefer may be effected only with the consent of Cormier or Schaefer, respectively.

               7.5 Exclusive Financial Advisor and Investment Banking Advisor. During the period from and including the date hereof through and including the fourth anniversary hereof, Donaldson, Lufkin & Jenrette Securities Corporation ("DLJSC"), or any Affiliate of DLJSC that the DLJ Entities may choose in their sole discretion, shall be engaged as the exclusive financial advisor and investment banker for the Issuer for an annual retainer fee (i) which shall be $200,000 effective for each of the first four one-year periods ending on an anniversary of the date hereof and (ii) which thereafter shall be on commercially reasonable terms to be agreed between the Issuer and DLJSC.

               7.6 Certain Requirements In Connection with Conversion of Shares of Series B Preferred Stock. Notwithstanding anything herein to the contrary, no shares of Common Stock shall be issued upon conversion of any shares of Series B Preferred Stock to (i) DLJ Merchant Banking Funding, Inc. or (ii) any other affiliate of Donaldson, Lufkin & Jenrette, Inc. ("DLJ") designated in writing to the Issuer from time to time by DLJ Merchant Banking Funding, Inc., unless in connection with such conversion the Issuer shall have received a certificate from DLJ Merchant Banking Funding, Inc. to the effect that (A) immediately upon such conversion, DLJ will not directly or indirectly own, control or hold 5% or more of the voting securities of the Issuer, within the meaning of the New York insurance law or (B) it and The Equitable Life Assurance Society of the United States ("The Equitable") have been advised by counsel satisfactory to The Equitable that immediately upon such conversion DLJ will not be in control of the Issuer, within the meaning of the New York insurance law. The Issuer and the holders of shares of Series B Preferred Stock will use reasonable efforts to enter into mutually agreed upon arrangements to facilitate conversion of the shares of Series B Preferred Stock into Common Stock in accordance with the provisions of the first sentence of this Section 7.6.

               7.7 Notices. All notices and other communications given or made pursuant hereto or pursuant to any other agreement among the parties, unless otherwise specified, shall be in writing and shall be deemed to have been duly given or made if sent by fax (with confirmation in writing), delivered personally or sent by registered or certified mail (postage prepaid, return receipt requested) to the parties at the fax number or address set forth below or at such other addresses as shall be furnished by the parties by like notice, and such notice or communication shall be deemed to have been given or made upon receipt:

        if to the DLJ Entities, to:

               DLJ Merchant Banking Funding, Inc.
               DLJ Merchant Banking partners, L.P.
               140 Broadway
               New York, New York 10005-1285
               Attention: Thompson Dean
               Fax: (212) 504-4991

        and to:

               DLJ International Partners, C.V.
               DLJ Offshore Partners, C.V.
               c/o DLJ Offshore Management N.V.
               John B. Gorsiraweg
               6 Willemstad, Curacao
               Netherlands Antilles
               Attention: Germaine Sprock
                     MeesPierson Trust (Curacao) N.V.

               DLJ Capital Corporation
               Sprout Growth II, L.P.
               Sprout Capital VI, L.P.
               3000 Sand Hill Road
               Suite 270
               Menlo Park, California 94025
               Attention: Paul Bartlett
               Fax: (415) 854-8779

               DLJ Bridge Finance, Inc.
               140 Broadway
               New York, NY
               Attention: Robert Grien
               Fax: (212) 504-4991

        with a copy to:

               Davis Polk & Wardwell
               450 Lexington Avenue
               New York, New York 10017
               Attention: George R. Bason, Jr.
               Fax: (212) 450-4800

        if to Cormier or the Issuer, to:

               Phase Metrics, Inc.
               3978 Sorrento Valley Blvd.
               San Diego, CA 92121
               Attention: Arthur J. Cormier
               Fax: (619) 552-1132

        with a copy to:

               Paul, Hastings, Janofsky & Walker
               695 Town Center Drive, 17th Floor
               Costa Mesa, CA 92626
               Attention: Robert R. Burge
               Fax: (714) 979-1921
        if to Schaefer, to:

               Phase Metrics, Inc.
               3978 Sorrento Valley Blvd.
               San Diego, CA 92121
               Attention: John F. Schaefer
               Fax: (619) 552-1132

        with a copy to:

               Brobeck, Phleger & Harrison
               4675 MacArthur Court, Suite 1000
               Newport Beach, CA 92660
               Attention: Richard A. Fink
               Fax: (714) 752-7522

Any Person who becomes a Securityholder shall provide its address and fax number to the Issuer, which shall promptly provide such information to each other Securityholder.

               7.8 Headings. The headings contained in this Agreement are for convenience only and shall not affect the meaning or interpretation of this Agreement.

               7.9 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

               7.10 Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California, without regard to the conflicts of law rules of such state.

               7.11 Specific Enforcement. Each party hereto acknowledges that the remedies at law of the other parties for a breach or threatened breach of this Agreement would be inadequate and, in recognition of this fact, any party to this Agreement, without posting any bond, and in addition to all other remedies which may be available, shall be entitled to obtain equitable relief in the form of specific performance, a temporary restraining order, a temporary or permanent injunction or any other equitable remedy which may then be available.

               7.12 Consent to Jurisdiction. Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby be brought in the United States District Court for the Southern District of New York or any other New York State court sitting in New York City, and each of the parties hereby consents to the non-exclusive jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient form. Process in any such suit, action or proceeding may be served any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 7.6 shall be deemed effective service of process on such party.

[Remainder of this page intentionally left blank.]

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                          DLJ MERCHANT BANKING PARTNERS, L.P.

                          BY DLJ MERCHANT BANKING, INC.
                          Managing General Partner


                          By: /s/ DLJ MERCHANT BANKING PARTNERS, L.P.
                            -------------------------------------------------
                                   Title:  Managing Director


                          DLJ INTERNATIONAL PARTNERS, C.V.

                          BY DLJ MERCHANT BANKING, INC.
                          Advisory General Partner


                          By:  /s/ DLJ INTERNATIONAL PARTNERS, C.V.
                            -------------------------------------------------
                                   Title: Managing Director


                          DLJ OFFSHORE PARTNERS, C.V.

                          BY DLJ MERCHANT BANKING, INC.
                          Advisory General Partner


                          By:  /s/ DLJ OFFSHORE PARTNERS, C.V.
                            -------------------------------------------------
                                   Title: Managing Director


                          DLJ MERCHANT BANKING FUNDING, INC.


                          By:  /s/ DLJ MERCHANT BANKING FUNDING, INC.
                            -------------------------------------------------
                                   Title:

                          DLJ CAPITAL CORPORATION


                          By:  /s/ Robert Finzi
                            -------------------------------------------------
                                   Robert Finzi
                                   Attorney-In-Fact


                             SPROUT GROWTH II, L.P.

                          By:     DLJ Capital Corporation
                                  Managing General Partner


                          By:  /s/ Robert Finzi
                            -------------------------------------------------
                                   Robert Finzi
                                   Attorney-In-Fact


                          SPROUT CAPITAL VI, L.P.

                          By:     DLJ Capital Corporation
                                  Managing General Partner


                          By:  /s/ Robert Finzi
                            -------------------------------------------------
                                   Robert Finzi
                                   Attorney-In-Fact


                          PM FUNDING, INC.


                          By:  /s/
                            -------------------------------------------------
                                   Name:
                                   Title:  Vice President


                               /s/ Arthur Cormier
                            -------------------------------------------------
                                   Arthur J. Cormier


                               /s/ John Schaefer
                            -------------------------------------------------
                                   John F. Schaefer

                          PHASE METRICS, INC.


                          By: /s/ Arthur Cormier
                            -------------------------------------------------
                                   Name:  Arthur J. Cormier
                                   Title:  President

                               FIRST AMENDMENT TO
                            SECURITYHOLDERS AGREEMENT


        THIS FIRST AMENDMENT TO SECURITYHOLDERS AGREEMENT dated as of June 30, 1995 (the "Amendment") amends that certain Securityholders' Agreement (as hereinafter defined) and is made among DLJ Merchant Banking Partners, L.P., a Delaware limited partnership, DLJ International Partners, C.V., a Netherlands Antilles limited partnership, DLJ Offshore Partners, C.V., a Netherlands Antilles limited partnership, DLJ Merchant Banking Funding, Inc., a Delaware corporation, DLJ Capital Corporation, a Delaware corporation, Sprout Growth II, L.P., a Delaware limited partnership, Sprout Capital VI, L.P., a Delaware limited partnership, DLJ First ESC L.L.C., a Delaware limited liability company, PM Funding, Inc., a Delaware corporation (each of the foregoing, a "DLJ Entity", and collectively, the "DLJ Entities"), Phase Metrics, Inc., a California corporation (the "Issuer"), Arthur J. Cormier, an individual ("Cormier"), John
F. Schaefer, an individual ("Schaefer"), Richard J. Freedland and Nanette A. Freedland as Trustees of the Freedland 1994 Unitrust, Alex Moraru and Liliana Moraru as Trustees of the Moraru 1994 Unitrust, Hung Ba Le and Anh Le as Trustees of the Le 1994 Unitrust, and Loai Najjar and Mickie Najjar as Trustees of the Najjar 1994 Unitrust (the "Shareholder Trusts").

        WHEREAS, the Issuer desires to enter into that certain Stock Purchase and Exchange Agreement dated as of June 30, 1995 among the Issuer, Helios Incorporated ("Helios"), the Shareholder Trusts and each of the other parties thereto, pursuant to which the Issuer will acquire all of the issued and outstanding capital stock of Helios (the "Stock Purchase Agreement");

        WHEREAS, in connection with the Stock Purchase Agreement, the Issuer will issue shares of its Common Stock (the "PM Shares") to the current shareholders of Helios (each a "Helios Shareholder" and, collectively, the "Helios Shareholders");

        WHEREAS, in connection with the issuance of the PM Shares, each Helios Shareholder will become a party to the Securityholders Agreement dated as of November 23, 1994 (the "Securityholders Agreement") among the DLJ Entities, the Issuer, Schaefer and Cormier;

        WHEREAS, in order for the Helios Shareholders to become parties to the Security- holders Agreement, certain terms of the Securityholders Agreement must be amended.

        NOW, THEREFORE, for good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto covenant and agree as follows:

               1. Defined Terms. Capitalized terms not otherwise defined herein have the respective meanings assigned to them in the Securityholders Agreement.

               2. References to the Securityholders Agreement. All references in the Securityholders Agreement to "this Agreement", and to all other words referring to the Securityholders Agreement (such as "herein", "hereto", "herewith" and "hereunder"), shall be deemed to mean and refer to the Securityholders Agreement, as amended by this Amendment (the "Securityholders Agreement"). All references in the Securityholders Agreement to "Securityholder" shall be deemed to include the Helios Shareholders.

               3. Addition of Helios Shareholders to Securityholders Agreement. The parties hereto acknowledge and agree that each Helios Shareholder shall be deemed a "Securityholder" under the Securityholders Agreement and the PM Shares held by each Helios Shareholder shall be treated as "Securities" and "Common Stock" under the Securityholders Agreement.

               4. Amendments to Securityholders Agreement.

                      a. In Section 1.1 of the Securityholders Agreement, the following definition is hereby added:

                             "`Helios Shareholders' means each Person who
               received shares of Common Stock of the Issuer pursuant to that certain Stock Purchase and Exchange Agreement dated as of June 30, 1995, among the Issuer, Helios Incorporated and each of the other parties signatory thereto."

                      b. In Section 1.1 of the Securityholders Agreement, the following clause is hereby added to the definition of "Permitted Transferee":

                             (iii) in the case of the Helios Shareholders, in
               addition to the Permitted Transferees enumerated in paragraph
               (ii) above, any beneficiary and/or trustee of any Helios Shareholder that is a trust; provided, that such transferee shall have agreed in writing to be bound by the terms of this Agreement;

                      c. Section 3.1(b) of the Securityholders Agreement is hereby amended by inserting the words "the Helios Shareholders," before the word "Schaefer" in clause (vi).

                      d. Section 4.1(g) is hereby amended as follows:

                             (1) In the first sentence of clause (i), the word
               "or" between the words "Cormier" and "Schaefer" is deleted and replaced with a comma, and the words "or the Helios Shareholders" are inserted after the word "Schaefer";

                             (2) In the second sentence of clause (i), the word
               "and" between the words "Cormier" and "Schaefer" is deleted and replaced with a comma, and the words "and the Helios Shareholders" are inserted after the word "Schaefer";

                             (3) In the last sentence of clause (i), the words
               "and Schaefer and Cormier may not effect another Tag along Sale without repeating the foregoing procedures" are deleted and replaced by "then Schaefer, Cormier and the Helios Shareholders may not effect another Tag along Sale without repeating the foregoing procedures"; and

                             (4) In the third sentence of clause (v), the word
               "or" between the words "Cormier" and "Schaefer" is deleted and replaced with a comma, and the words "or the Helios Shareholders" are inserted after the word "Schaefer".

                      e. Section 4.3(a) is hereby amended by deleting the words "Other Shareholder" in the sixth sentence and replacing them with the words "Other Securityholder".

                      f. Section 5.2(b)(iii) of the Securityholders Agreement is hereby amended and restated in its entirety as follows:

                             "(iii) third, all Registrable Stock other than
               Benchmark Shares requested to be included in such registration by any Securityholder pursuant to this Section 5.2 (allocated, if necessary for the offering not to exceed the Maximum Offering Size, pro rata among such Securityholders on the basis of the relative number of shares of Registrable Stock (excluding any Benchmark Shares) so requested to be included in such registration)."

                      g. Section 5.3 of the Securityholders Agreement is hereby amended by inserting the words "the Helios Shareholders," after the word "Schaefer," in the last sentence.

                      h. Section 7.7 of the Securityholders Agreement is hereby amended by inserting the following new paragraph immediately prior to the last sentence of Sec- tion 7.7:

                      "if to the Helios Shareholders to:

                             Richard J. Freedland and Nanette A. Freedland as Trustees of the Freedland 1994 Unitrust
                             1010 Madison Drive
                             Mountain View, CA 94040

                             Hung Ba Le and Anh Le as Trustees of the Le 1994 Unitrust
                             2051 Edgegate
                             San Jose, CA 95122

                             Alex Moraru and Liliana Moraru as Trustees of the Moraru 1994 Unitrust
                             4349 Nicolet
                             Fremont, CA 94536

                             Loai Najjar and Mickie Najjar as Trustees of the Najjar 1994 Unitrust
                             P.O. Box 3307
                             Santa Clara, CA 94087

                      with a copy to:

                             Fenwick & West
                             Two Palo Alto Square, Suite 800
                             Palo Alto, CA  94306
                             Attention: Dennis Debroeck
                            Fax: (415) 857-0361"

               5. Effect of Amendment. The Securityholders Agreement, as amended hereby, shall remain in full force and effect.

               6. Effectiveness. This Amendment shall be effective only upon the Closing of the Stock Purchase Agreement.

               7. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of California without regard to the conflicts of law provisions thereof.




                           [Signature Pages to Follow]

                          COUNTERPART SIGNATURE PAGE TO
                  FIRST AMENDMENT TO SECURITYHOLDERS AGREEMENT

        IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Securityholders Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                  DLJ MERCHANT BANKING PARTNERS, L.P.

                                  By    DLJ MERCHANT BANKING, INC.
                                        Managing General Partner


                                  By:     /s/DLJ Merchant Banking, Inc.
                                        -------------------------------
                                        Name:
                                        Title:


                                  DLJ INTERNATIONAL PARTNERS, C.V.

                                  By    DLJ MERCHANT BANKING, INC.
                                        Advisory General Partner


                                  By:     /s/DLJ Merchant Banking, Inc.
                                        -------------------------------
                                        Name:
                                        Title:


                                  DLJ OFFSHORE PARTNERS, C.V.

                                  By    DLJ MERCHANT BANKING, INC.
                                        Advisory General Partner


                                  By:     /s/DLJ Merchant Banking, Inc.
                                        -------------------------------
                                        Name:
                                        Title:

                                  DLJ MERCHANT BANKING FUNDING, INC.


                                  By:     /s/DLJ Merchant Banking Funding, Inc.
                                        -------------------------------
                                        Name:
                                        Title:

                                  DLJ CAPITAL CORPORATION


                                  By:     /s/DLJ Capital Corporation
                                        -------------------------------
                                        Name:
                                        Title:


                                  DLJ FIRST ESC L.L.C.


                                  By:     /s/DLJ First ESC L.L.C.
                                        -------------------------------
                                        Name:
                                        Title:


                                  SPROUT GROWTH II, L.P.

                                  By    DLJ Capital Corporation
                                        Managing General Partner


                                  By:     /s/Robert Finzi
                                        -------------------------------
                                        Robert Finzi
                                        Attorney-In-Fact

                                  SPROUT CAPITAL VI, L.P.

                                  By    DLJ Capital Corporation
                                        Managing General Partner


                                  By:     /s/Robert Finzi
                                        -------------------------------
                                        Robert Finzi
                                        Attorney-In-Fact

                                              /s/Arthur J. Cormier
                                        -------------------------------
                                            Arthur J. Cormier


                                              /s/John F. Schaefer
                                        -------------------------------
                                            John F. Schaefer


                       [Signatures Continued on Next Page]

                          COUNTERPART SIGNATURE PAGE TO
                  FIRST AMENDMENT TO SECURITYHOLDERS AGREEMENT

                                   PHASE METRICS, INC.


                                   By:     /s/John F. Schaefer
                                        -------------------------------
                                        Name: John F. Schaefer
                                        Title: Chief Executive Officer


ACKNOWLEDGED AND AGREED TO:

The undersigned parties hereby agree to be bound by the terms and conditions of this Amendment and the Securityholders Agreement dated as of November 23, 1994 among the DLJ Merchant Banking Partners, L.P., DLJ International Partners, C.V., DLJ Offshore Partners, C.V., DLJ Merchant Banking Funding, Inc., DLJ Capital Corporation, Sprout Growth II, L.P., Sprout Capital VI, L.P., DLJ First ESC L.L.C., PM Funding, Inc., Arthur J. Cormier, John F. Schaefer and Phase Metrics, Inc., as amended hereby.


  /s/Richard J. Freedland
------------------------------------------------
Richard J. Freedland as Trustee of the
Freedland 1994 Unitrust


  /s/Nanette A. Freedland
------------------------------------------------
Nanette A. Freedland as Trustee of the
Freedland 1994 Unitrust


  /s/Alex Moraru
------------------------------------------------
Alex Moraru as Trustee of the
Moraru 1994 Unitrust


  /s/Liliana Moraru
------------------------------------------------
Liliana Moraru as Trustee of the
Moraru 1994 Unitrust


  /s/Hung Ba Le
------------------------------------------------
Hung Ba Le as Trustee of the
Le 1994 Unitrust

  /s/Anh Le
------------------------------------------------
Anh Le as Trustee of the
Le 1994 Unitrust


  /s/Loai Najjar
------------------------------------------------
Loai Najjar as Trustee of the
Najjar 1994 Unitrust


  /s/Mickie Najjar
------------------------------------------------
Mickie Najjar as Trustee of the
Najjar 1994 Unitrust

                               SECOND AMENDMENT TO
                            SECURITYHOLDERS AGREEMENT


        THIS SECOND AMENDMENT TO SECURITYHOLDERS AGREEMENT dated as of July 18, 1995 (the "Amendment") amends that certain Securityholders' Agreement (as hereinafter defined) and is made among DLJ Merchant Banking Partners, L.P., a Delaware limited partnership, DLJ International Partners, C.V., a Netherlands Antilles limited partnership, DLJ Offshore Partners, C.V., a Netherlands Antilles limited partnership, DLJ Merchant Banking Funding, Inc., a Delaware corporation, DLJ Capital Corporation, a Delaware corporation, Sprout Growth II, L.P., a Delaware limited partnership, Sprout Capital VI, L.P., a Delaware limited partnership, DLJ First ESC L.L.C., a Delaware limited liability company, PM Funding, Inc., a Delaware corporation (each of the foregoing, a "DLJ Entity", and collectively, the "DLJ Entities"), Phase Metrics, Inc., a California corporation (the "Issuer"), Arthur J. Cormier, an individual ("Cormier"), John F. Schaefer, an individual ("Schaefer"), Richard J. Freedland and Nanette A. Freedland as Trustees of the Freedland 1994 Unitrust, Alex Moraru and Liliana Moraru as Trustees of the Moraru 1994 Unitrust, Hung Ba Le and Anh Le as Trustees of the Le 1994 Unitrust, and Loai Najjar and Mickie Najjar as Trustees of the Najjar 1994 Unitrust (the "Shareholder Trusts").

        WHEREAS, the Issuer desires to enter into that certain Stock Purchase and Exchange Agreement dated as of July 18, 1995 among the Issuer, Applied Robotic Technologies, Inc. ("ART"), Neil A. Brumberger and Hart H. Brumberger (collectively, "Brumberger") , pursuant to which the Issuer will acquire all of the issued and outstanding capital stock of ART (the "Stock Purchase Agreement");

        WHEREAS, in connection with the Stock Purchase Agreement, the Issuer will issue shares of its Common Stock (the "PM Shares") to Brumberger;

        WHEREAS, in connection with the issuance of the PM Shares, Brumberger will become a party to the Securityholders Agreement dated as of November 23, 1994, as amended by the First Amendment to Securityholders Agreement dated June 30, 1995 (the "Securityholders Agreement") among the DLJ Entities, the Issuer, Schaefer and Cormier;

        WHEREAS, in order for Brumberger to become parties to the Securityholders Agreement, certain terms of the Securityholders Agreement must be amended.

        NOW, THEREFORE, for good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto covenant and agree as follows:

               1. Defined Terms. Capitalized terms not otherwise defined herein have the respective meanings assigned to them in the Securityholders Agreement.

               2. References to the Securityholders Agreement. All references in the Securityholders Agreement to "this Agreement", and to all other words referring to the Securityholders Agreement (such as "herein", "hereto", "herewith" and "hereunder"), shall be deemed to mean and refer to the Securityholders Agreement, as amended by this Amendment. All references in the Securityholders Agreement to "Securityholder" shall be deemed to include Brumberger.

               3. Addition of Brumberger to Securityholders Agreement. The parties hereto acknowledge and agree that Brumberger shall be deemed a "Securityholder" under the Securityholders Agreement and the PM Shares held by Brumberger shall be treated as "Securities" and "Common Stock" under the Securityholders Agreement.

               4. Amendments to Securityholders Agreement.

                      (a) In Section 1.1 of the Securityholders Agreement, the following definition is hereby added:

                             "`Brumberger' shall mean Neil A. Brumberger and
               Hart H. Brumberger."

                      (b) Section 3.1(b) of the Securityholders Agreement is hereby amended by inserting the words ", Brumberger" after the word "Schaefer" in clause (vi).

                      (c) Section 4.1(g) is hereby amended as follows:

                             (i) In the first sentence of clause (i), the word
               "Brumberger," is inserted before the word "Cormier";

                             (ii) In the second sentence of clause (i), the word
               "Brumberger," is inserted before the word "Cormier";

                             (iii) In the last sentence of clause (i), the word
               "Brumberger," is inserted before the word "Schaefer"; and

                             (iv) In the third sentence of clause (v), the word
               "Brumberger," is inserted before the word "Cormier."

                      (d) Section 5.3 of the Securityholders Agreement is hereby amended by inserting the word "Brumberger," before the word "Cormier" in the last sentence.

                      (e) Section 7.7 of the Securityholders Agreement is hereby amended by inserting the following new paragraph immediately prior to the last sentence of Section 7.7:

                             "if to Brumberger to:

                                    Neil A. Brumberger
                                    121 Fiesta Circle
                                    Orinda, CA  94563
                                    Fax:  (510) 376-4609

                             with a copy to:

                                    Latham & Watkins
                                    505 Montgomery Street
                                    Suite 1900
                                    San Francisco, CA  94111
                                    Attn:  Christopher L. Kaufman, Esq.
                                    Fax:  (415) 395-8095"

               5. Effect of Amendment. The Securityholders Agreement, as amended hereby, shall remain in full force and effect.

               6. Effectiveness. This Amendment shall be effective only upon the Closing of the Stock Purchase Agreement.

               7. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of California without regard to the conflicts of law provisions thereof.


                           [Signature Page to Follow]

                          COUNTERPART SIGNATURE PAGE TO
                     AMENDMENT TO SECURITYHOLDERS AGREEMENT

        IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to Securityholders Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                           DLJ MERCHANT BANKING PARTNERS, L.P.

                           By    DLJ MERCHANT BANKING, INC.
                           Managing General Partner


                           By:     /s/DLJ Merchant Banking, Inc.
                              -------------------------------------------
                                 Name:
                                 Title:


                           DLJ INTERNATIONAL PARTNERS, C.V.

                           By    DLJ MERCHANT BANKING, INC.
                                 Advisory General Partner


                           By:     /s/DLJ Merchant Banking, Inc.
                              -------------------------------------------
                                 Name:
                                 Title:


                           DLJ OFFSHORE PARTNERS, C.V.

                           By    DLJ MERCHANT BANKING, INC.
                                 Advisory General Partner


                           By:     /s/DLJ Merchant Banking, Inc.
                              -------------------------------------------
                                 Name:
                                 Title:

                           DLJ MERCHANT BANKING FUNDING, INC.


                           By:     /s/DLJ Merchant Banking Funding, Inc.
                              -------------------------------------------
                                 Name:
                                 Title:

                           DLJ CAPITAL CORPORATION


                           By:     /s/DLJ Capital Corporation
                              -------------------------------------------
                                 Name:
                                 Title:


                           DLJ FIRST ESC L.L.C.


                           By:     /s/DLJ First ESC L.L.C.
                              -------------------------------------------
                                 Name:
                                 Title:


                           SPROUT GROWTH II, L.P.

                           By    DLJ Capital Corporation
                                 Managing General Partner


                           By:     /s/Robert Finzi
                              -------------------------------------------
                                 Robert Finzi
                                 Attorney-In-Fact

                           SPROUT CAPITAL VI, L.P.

                           By    DLJ Capital Corporation
                                 Managing General Partner


                           By:     /s/Robert Finzi
                              -------------------------------------------
                                 Robert Finzi
                                 Attorney-In-Fact

                                   /s/Arthur J. Cormier
                              -------------------------------------------
                                 Arthur J. Cormier


                                   /s/John F. Schaefer
                              -------------------------------------------
                                 John F. Schaefer

                       [Signatures Continued on Next Page]

                          COUNTERPART SIGNATURE PAGE TO
                     AMENDMENT TO SECURITYHOLDERS AGREEMENT

                               PHASE METRICS, INC.


                               By:  /s/John F. Schaefer
                                  -------------------------------------------
                                  Name: John F. Schaefer
                                  Title: Chief Executive Officer


ACKNOWLEDGED AND AGREED TO:

The undersigned party hereby agrees to be bound by the terms and conditions of this Amendment and the Securityholders Agreement.


                                   /s/Neil A. Brumberger
                                  -------------------------------------------
                                  Neil A. Brumberger


                                   /s/Hart H. Brumberger
                                  -------------------------------------------
                                  Hart H. Brumberger

                               THIRD AMENDMENT TO
                            SECURITYHOLDERS AGREEMENT


        THIS THIRD AMENDMENT TO SECURITYHOLDERS AGREEMENT dated as of January 18, 1996 (the "Amendment") amends that certain Securityholders' Agreement (as hereinafter defined) and is made among DLJ Merchant Banking Partners, L.P., a Delaware limited partnership; DLJ International Partners, C.V., a Netherlands Antilles limited partnership; DLJ Offshore Partners, C.V., a Netherlands Antilles limited partnership; DLJ Merchant Banking Funding, Inc., a Delaware corporation; DLJ Capital Corporation, a Delaware corporation; Sprout Growth II, L.P., a Delaware limited partnership; Sprout Capital VI, L.P., a Delaware limited partnership; DLJ First ESC L.L.C., a Delaware limited liability company; PM Funding, Inc., a Delaware corporation (each of the foregoing, a "DLJ Entity", and collectively, the "DLJ Entities"); Phase Metrics, Inc., a California corporation (the "Issuer"); Arthur J. Cormier, an individual ("Cormier"); John F. Schaefer, an individual ("Schaefer"); Richard J. Freedland and Nanette A. Freedland as Trustees of the Freedland 1994 Unitrust, Alex Moraru and Liliana Moraru as Trustees of the Moraru 1994 Unitrust, Hung Ba Le and Anh Le as Trustees of the Le 1994 Unitrust, and Loai Najjar and Mickie Najjar as Trustees of the Najjar 1994 Unitrust (collectively, the "Shareholder Trusts"); and Neil A. Brumberger and Hart H. Brumberger (collectively, "Brumberger")

        WHEREAS, the Issuer desires to enter into that certain Stock Purchase and Exchange Agreement dated as of even date herewith by and among the Issuer, Air Bearings, Incorporated ("ABI"), Roger D. and Mary Anne Christine Peters and Roger D. Peters and Mary Anne Christine Peters, as trustees for the Roger D. Peters and Mary Anne Christine Peters Living Trust (collectively, "Peters"); and Jeffrey K. and Yvonne H. Rhoton and Jeffrey K. Rhoton and Yvonne H. Rhoton, as trustees for the Jeffrey K. Rhoton and Yvonne H. Rhoton Living Trust (collectively, "Rhotons"), pursuant to which the Issuer will acquire all of the issued and outstanding capital stock of ABI (the "Stock Purchase Agreement");

        WHEREAS, in connection with the Stock Purchase Agreement, the Issuer will issue shares of its Common Stock (the "PM Shares") to Peters and to Rhotons.

        WHEREAS, in connection with the issuance of the PM Shares, each of the Peters and each of the Rhotons will become a party to the Securityholders Agreement dated as of November 23, 1994, as amended by the First Amendment to Securityholders Agreement dated as of June 30, 1995 and the Second Amendment to the Securityholders Agreement dated as of July 18, 1995 (the "Securityholders Agreement"), by and among the DLJ Entities, Issuer, Schaefer, Cormier, the Shareholder Trusts, and Brumberger;

        WHEREAS, in order for the Peters and the Rhotons to each become a party to the Securityholders Agreement, certain terms of the Securityholders Agreement must be amended.

        NOW, THEREFORE, for good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto covenant and agree as follows:

               1. Defined Terms. Capitalized terms not otherwise defined herein shall have the respective meanings assigned to them in the Securityholders Agreement.

               2. References to the Securityholders Agreement. All references in the Securityholders Agreement to "this Agreement", and to all other words referring to the Securityholders Agreement (such as "herein", "hereto", "herewith" and "hereunder"), shall be deemed to mean and refer to the Securityholders Agreement, as amended by this Amendment. All references in the Securityholders Agreement to "Securityholder" shall be deemed to include each of Peters and Rhotons.

               3. Addition of Peters and Rhotons to Securityholders Agreement. The parties hereto acknowledge and agree that each of the Peters and each of the Rhotons shall each be deemed a "Securityholder" under the Securityholders Agreement and the PM Shares held by Peters and Rhotons shall be treated as "Securities" and "Common Stock" under the Securityholders Agreement.

               4.    Amendments to Securityholders Agreement.

                      (a) In Section 1.1 of the Securityholders Agreement, the following definitions are hereby added:

                             "`Peters' shall mean Roger D. Peters and Mary Anne
               Christine Peters, as trustees for the Roger D. Peters and Mary Anne Christine Peters Living Trust."

                             "`Rhotons' shall mean Jeffrey K. Rhoton and Yvonne
               H. Rhoton, as trustees for the Jeffrey K. Rhoton and Yvonne H. Rhoton Living Trust."

                      (b) Section 3.1(b) of the Securityholders Agreement is hereby amended by inserting the words ", Peters, Rhotons" before the word "Schaefer" in clause (vi).

                      (c) Section 4.1(g) is hereby amended as follows:

                             (i) In the first sentence of clause (i), the words
               ", Peters, Rhotons" are inserted after the word "Schaefer";

                             (ii) In the second sentence of clause (i), the
               words ", Peters, Rhotons" are inserted after the word "Schaefer";

                             (iii) In the last sentence of clause (i), the words
               ". Peters, Rhotons" are inserted after the word "Schaefer"; and

                             (iv) In the third sentence of clause (v), the words
               ", Peters, Rhotons" are inserted after the word "Schaefer."

                      (d) Section 5.3 of the Securityholders Agreement is hereby amended by inserting the words ", Peters, Rhotons" after the word "Schaefer" in the last sentence.

                      (e) Section 7.7 of the Securityholders Agreement is hereby amended by inserting the following new paragraph immediately prior to the last sentence of Sec- tion 7.7:

                             "if to Peters to:

                                    Roger D. Peters
                                    Mary Anne Christine Peters
                                    152 Chicago Way
                                    San Francisco, CA 94112

                             with a copy to:

                                    Bronson, Bronson & McKinnon
                                    505 Montgomery Street
                                    San Francisco, California 94111-2514
                                    Attn:   William T. Manierre, Esq.
                                    Fax:    (415) 982-1394

                             if to Rhotons to:

                                    Jeffrey K. Rhoton
                                    Yvonne H. Rhoton
                                    30 Woodland Court
                                    San Ramon, CA 94583

                           with a copy to:

                           Bronson, Bronson & McKinnon
                                    505 Montgomery Street
                                    San Francisco, California 94111-2514
                                    Attn:   William T. Manierre, Esq.
                                    Fax:    (415) 982-1394"

               5. Effect of Amendment. The Securityholders Agreement, as amended hereby, shall remain in full force and effect.

               6. Effectiveness. This Amendment shall be effective only upon the Closing of the Stock Purchase Agreement.

               7. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of California without regard to the conflicts of law provisions thereof.


                           [Signature Page to Follow]

                          COUNTERPART SIGNATURE PAGE TO
                     AMENDMENT TO SECURITYHOLDERS AGREEMENT

        IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to Securityholders Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                            DLJ MERCHANT BANKING PARTNERS, L.P.

                            By      DLJ MERCHANT BANKING, INC.
                                    Managing General Partner


                            By:       /s/DLJ Merchant Banking, Inc.
                               -------------------------------------------
                                    Name:
                                    Title:


                            DLJ INTERNATIONAL PARTNERS, C.V.

                            By      DLJ MERCHANT BANKING, INC.
                                    Advisory General Partner


                            By:       /s/DLJ Merchant Banking, Inc.
                               -------------------------------------------
                                    Name:
                                    Title:


                            DLJ OFFSHORE PARTNERS, C.V.

                            By      DLJ MERCHANT BANKING, INC.
                                    Advisory General Partner


                            By:       /s/DLJ Merchant Banking, Inc.
                               -------------------------------------------
                                    Name:
                                    Title:


                            DLJ MERCHANT BANKING FUNDING, INC.


                            By:       /s/DLJ Merchant Banking Funding, Inc.
                               -------------------------------------------
                                    Name:

                                    Title:

                            DLJ CAPITAL CORPORATION


                            By:       /s/DLJ Capital Corporation
                               -------------------------------------------
                                    Name:
                                    Title:


                            DLJ FIRST ESC L.L.C.


                            By:       /s/DLJ First ESC L.L.C.
                                -------------------------------------------
                                   Name:
                                    Title:


                            SPROUT GROWTH II, L.P.

                            By      DLJ Capital Corporation
                                    Managing General Partner


                            By:       /s/Robert Finzi
                                -------------------------------------------
                                   Robert Finzi
                                    Attorney-In-Fact


                            SPROUT CAPITAL VI, L.P.

                            By      DLJ Capital Corporation
                                    Managing General Partner


                            By:       /s/Robert Finzi
                                -------------------------------------------
                                   Robert Finzi
                                    Attorney-In-Fact


                            THE FREEDLAND 1994 UNITRUST

                            By:       /s/Richard J. Freedland
                               -------------------------------------------
                                Richard J. Freedland, Trustee

                            By:       /s/Nanette A. Freedland
                                -----------------------------------------
                                    Nanette A. Freedland, Trustee

                            THE MORARU 1994 UNITRUST

                            By:       /s/Alex Moraru
                                -----------------------------------------
                                    Alex Moraru, Trustee

                            By:       /s/Liliana Moraru
                                -----------------------------------------
                                    Liliana Moraru, Trustee


                            THE LE 1994 UNITRUST

                            By:       /s/Hung Ba Le
                                -----------------------------------------
                                    Hung Ba Le, Trustee

                            By:       /s/Anh Le
                                -----------------------------------------
                                    Anh Le, Trustee


                            THE NAJJAR 1994 UNITRUST

                            By:       /s/Loai Najjar
                                -----------------------------------------
                                    Loai Najjar, Trustee

                            By:       /s/Mickie Najjar
                                -----------------------------------------
                                    Mickie Najjar, Trustee



                              /s/Arthur J. Cormier
                            -----------------------------------------
                            Arthur J. Cormier


                              /s/John F. Schaefer
                            -----------------------------------------
                            John F. Schaefer

                       [Signatures Continued on Next Page]

                          COUNTERPART SIGNATURE PAGE TO
                     AMENDMENT TO SECURITYHOLDERS AGREEMENT

                                 PHASE METRICS, INC.


                                 By:     /s/John F. Schaefer
                                    ---------------------------------------
                                       Name: John F. Schaefer
                                       Title: Chief Executive Officer



                                     /s/Neil A. Brumberger
                                    ---------------------------------------
                                      Neil A. Brumberger


                                     /s/Hart H. Brumberger
                                    ---------------------------------------
                                       Hart H. Brumberger

ACKNOWLEDGED AND AGREED TO:

The undersigned parties hereby agree to be bound by the terms and conditions of this Amendment and the Securityholders Agreement.


                                   /s/Roger D. Peters
                                 ---------------------------------------------
                                 Roger D. Peters, individually and as Co-
                                 Trustee with Mary Anne Christine Peters
                                 for the Roger D. Peters and Mary Anne
                                 Christine Peters Living Trust


                                   /s/Mary Anne Christine Peters
                                 ---------------------------------------------
                                 Mary Anne Christine Peters, individually
                                 and as Co-Trustee with Roger D. Peters for
                                 the Roger D. Peters and Mary Anne
                                 Christine Peters Living Trust


                                   /s/Jeffrey K. Rhoton
                                 ---------------------------------------------
                                 Jeffrey K. Rhoton, individually and as Co-
                                 Trustee with Yvonne H. Rhoton for the
                                 Jeffrey K. Rhoton and Yvonne H. Rhoton
                                 Living Trust


                                   /s/Yvonne H. Rhoton
                                 ---------------------------------------------
                                 Yvonne H. Rhoton, individually and as Co-
                                 Trustee with Jeffrey K. Rhoton as Co-
                                 Trustee for the Jeffrey K. Rhoton and
                                 Yvonne H. Rhoton Living Trust

                               FOURTH AMENDMENT TO
                            SECURITYHOLDERS AGREEMENT


        THIS FOURTH AMENDMENT TO SECURITYHOLDERS AGREEMENT dated as of August 23, 1996 (the "Amendment") amends that certain Securityholders' Agreement (as hereinafter defined) and is made among DLJ Merchant Banking Partners, L.P., a Delaware limited partnership; DLJ International Partners, C.V., a Netherlands Antilles limited partnership; DLJ Offshore Partners, C.V., a Netherlands Antilles limited partnership; DLJ Merchant Banking Funding, Inc., a Delaware corporation; DLJ Capital Corporation, a Delaware corporation; Sprout Growth II, L.P., a Delaware limited partnership; Sprout Capital VI, L.P., a Delaware limited partnership; DLJ First ESC L.L.C., a Delaware limited liability company; PM Funding, Inc., a Delaware corporation (collectively, the "DLJ Entities"); Phase Metrics, Inc., a California corporation (the "Issuer"); Arthur
J. Cormier, an individual ("Cormier"); John F. Schaefer, an individual ("Schaefer"); Richard J. Freedland and Nanette A. Freedland as Trustees of the Freedland 1994 Unitrust, Alex Moraru and Liliana Moraru as Trustees of the Moraru 1994 Unitrust, Hung Ba Le and Anh Le as Trustees of the Le 1994 Unitrust, and Loai Najjar and Mickie Najjar as Trustees of the Najjar 1994 Unitrust; Neil
A. Brumberger and Hart H. Brumberger; Roger D. and Mary Anne Christine Peters and Roger D. Peters and Mary Anne Christine Peters, as trustees for the Roger D. Peters and Mary Anne Christine Peters Living Trust; and Jeffrey K. and Yvonne H. Rhoton and Jeffrey K. Rhoton and Yvonne H. Rhoton, as trustees for the Jeffrey
K. Rhoton and Yvonne H. Rhoton Living Trust.

        WHEREAS, on the date hereof, the DLJ Entities, Schaefer and Cormier are entering into a Securities Purchase Agreement and in connection with the purchase of certain Securities of Schaefer and Cormier thereunder by the DLJ Entities to be effected on the date hereof, the parties agree to amend the Securityholders Agreement as set forth herein.

        NOW, THEREFORE, for good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto covenant and agree as follows:

               1. Defined Terms. Capitalized terms not otherwise defined in this Amendment shall have the respective meanings assigned to them in the Securityholders Agreement.

               2. References to the Securityholders Agreement. All references in the Securityholders Agreement to "this Agreement", and to all other words referring to the Securityholders Agreement (such as "herein", "hereto", "herewith" and "hereunder"), shall be deemed to mean and refer to the Securityholders Agreement, as amended by this Amendment.

               3.    Amendments to Securityholders Agreement.

                      (a) The definition of "Permitted Transferee" set forth in
Section 1.1 shall be amended as follows:

               A new subsection (iii) shall be added to the definition of Permitted Transferee following subsection (ii) thereof and shall read in full as follows:

                     "(iv) in the case of Schaefer and Cormier, not withstanding clause (E) of subsection (ii) above, the DLJ Entities; provided that in no event shall Schaefer or Cormier transfer to the DLJ Entities in excess of 50,000 shares each of the Series A Preferred Stock in reliance on this subsection (iv)."


                      (b) The word "and" shall be deleted from the end of subsection (i) the period at the end of subsection (ii) shall be deleted and replaced with ";", and "; and" shall be inserted at the end of subsection (iii) in place of the period.


               4. Effect of Amendment. The Securityholders Agreement, as amended hereby, shall remain in full force and effect.

               5. Effectiveness. This Amendment shall be effective only upon the Closing of the Stock Purchase Agreement.

               6. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of California without regard to the conflicts of law provisions thereof.


                           [Signature Page to Follow]

                          COUNTERPART SIGNATURE PAGE TO
                     AMENDMENT TO SECURITYHOLDERS AGREEMENT

        IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to Securityholders Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                           DLJ MERCHANT BANKING PARTNERS, L.P.

                           By      DLJ MERCHANT BANKING, INC.
                                   Managing General Partner


                           By:       /s/DLJ Merchant Banking, Inc.
                              -----------------------------------------------
                                   Name:
                                   Title:


                           DLJ INTERNATIONAL PARTNERS, C.V.

                           By      DLJ MERCHANT BANKING, INC.
                                   Advisory General Partner


                           By:       /s/DLJ Merchant Banking, Inc.
                              -----------------------------------------------
                                   Name:
                                   Title:


                           DLJ OFFSHORE PARTNERS, C.V.

                           By      DLJ MERCHANT BANKING, INC.
                                   Advisory General Partner


                           By:       /s/DLJ Merchant Banking, Inc.
                              -----------------------------------------------
                                   Name:
                                   Title:


                           DLJ MERCHANT BANKING FUNDING, INC.


                           By:       /s/DLJ Merchant Banking Funding, Inc.
                              -----------------------------------------------
                                   Name:

                                   Title:

                          COUNTERPART SIGNATURE PAGE TO
                     AMENDMENT TO SECURITYHOLDERS AGREEMENT

                           DLJ CAPITAL CORPORATION


                           By:       /s/DLJ Capital Corporation
                              -----------------------------------------------
                                   Name:
                                   Title:


                           DLJ FIRST ESC L.L.C.


                           By:       /s/DLJ First ESC L.L.C.
                              -----------------------------------------------
                                   Name:
                                   Title:


                           SPROUT GROWTH II, L.P.

                           By      DLJ Capital Corporation
                                   Managing General Partner


                           By:       /s/Robert Finzi
                              -----------------------------------------------
                                   Robert Finzi
                                   Attorney-In-Fact


                           SPROUT CAPITAL VI, L.P.

                           By      DLJ Capital Corporation
                                   Managing General Partner


                           By:       /s/Robert Finzi
                              -----------------------------------------------
                                   Robert Finzi
                                   Attorney-In-Fact


                           /s/Arthur J. Cormier
                           -----------------------------------------------
                           Arthur J. Cormier

                           /s/John F. Schaefer
                           -----------------------------------------------
                           John F. Schaefer

                          COUNTERPART SIGNATURE PAGE TO
                     AMENDMENT TO SECURITYHOLDERS AGREEMENT

                              PHASE METRICS, INC.


                              By:     /s/John F. Schaefer
                                 --------------------------------------------
                                      Name: John F. Schaefer
                                      Title: Chief Executive Officer

                               FIFTH AMENDMENT TO
                            SECURITYHOLDERS AGREEMENT


        THIS FIFTH AMENDMENT TO SECURITYHOLDERS AGREEMENT dated as of December 31, 1996 (the "Amendment") amends that certain Securityholders' Agreement (as hereinafter defined) and is made among DLJ Merchant Banking Partners, L.P., a Delaware limited partnership; DLJ International Partners, C.V., a Netherlands Antilles limited partnership; DLJ Offshore Partners, C.V., a Netherlands Antilles limited partnership; DLJ Merchant Banking Funding, Inc., a Delaware corporation; DLJ Capital Corporation, a Delaware corporation; Sprout Growth II, L.P., a Delaware limited partnership; Sprout Capital VI, L.P., a Delaware limited partnership; DLJ First ESC L.L.C., a Delaware limited liability company; (collectively, the "DLJ Entities"); Phase Metrics, Inc., a California corporation (the "Issuer"); Arthur J. Cormier, an individual ("Cormier"); John
F. Schaefer, an individual ("Schaefer"); Richard J. Freedland and Nanette A. Freedland as Trustees of the Freedland 1994 Unitrust, Alex Moraru and Liliana Moraru as Trustees of the Moraru 1994 Unitrust, Hung Ba Le and Anh Le as Trustees of the Le 1994 Unitrust, and Loai Najjar and Mickie Najjar as Trustees of the Najjar 1994 Unitrust (collectively, the "Shareholder Trusts"); Neil A. Brumberger and Hart H. Brumberger (collectively "Brumberger"); Roger D. and Mary Anne Christine Peters and Roger D. Peters and Mary Anne Christine Peters, as trustees for the Roger D. Peters and Mary Anne Christine Peters Living Trust (collectively, "Peters"); and Jeffrey K. and Yvonne H. Rhoton and Jeffrey K. Rhoton and Yvonne H. Rhoton, as trustees for the Jeffrey K. Rhoton and Yvonne H. Rhoton Living Trust (collectively, "Rhotons").

        WHEREAS, the Issuer has entered into that certain Agreement and Plan of Reorganization Agreement dated as of December 6, 1996, by and among the Issuer, PM Acquisition Corporation, a California corporation and wholly-owned subsidiary of Issuer ("Merger Sub"), Santa Barbara Metric, Inc., a California corporation ("SBM"), Raymond M. Karam ("Karam"), Randall E. Bye ("Bye") and Pedro A. Aylwin ("Aylwin"), pursuant to which Merger Sub will be combined with and into SBM, the surviving corporation in the merger (the "Reorganization Agreement").

        WHEREAS, in connection with the Reorganization Agreement, the Issuer will issue shares of its Common Stock (the "PM Shares") to Karam, Bye and Aylwin.

        WHEREAS, in connection with the issuance of the PM Shares, each of Karam, Bye and Aylwin have agreed to become parties to the Securityholders Agreement dated as of November 23, 1994, as amended by the First Amendment to Securityholders Agreement dated as of June 30, 1995, the Second Amendment to the Securityholders Agreement dated as of July 18, 1995, the Third Amendment to Securityholders Agreement dated as of January 18, 1996 and the Fourth Amendment to Securityholders Agreement dated as of August 23, 1996 (the "Securityholders Agreement"), by and among the DLJ Entities, Issuer, Schaefer, Cormier, the Shareholder Trusts, Brumberger, Peters and Rhotons.

        WHEREAS, in order for Karam, Bye and Aylwin to each become a party to the Securityholders Agreement, certain terms of the Securityholders Agreement must be amended.

        NOW, THEREFORE, for good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto covenant and agree as follows:

               1. Defined Terms. Capitalized terms not otherwise defined herein shall have the respective meanings assigned to them in the Securityholders Agreement.

               2. References to the Securityholders Agreement. All references in the Securityholders Agreement to "this Agreement", and to all other words referring to the Securityholders Agreement (such as "herein", "hereto", "herewith" and "hereunder"), shall be deemed to mean and refer to the Securityholders Agreement, as amended by this Amendment. All references in the Securityholders Agreement to "Securityholder" shall be deemed to include each of Karam, Bye and Aylwin.

               3. Addition of Karam, Bye and Aylwin to Securityholders Agreement. The parties hereto acknowledge and agree that each of Karam, Bye and Aylwin shall each be deemed a "Securityholder" under the Securityholders Agreement and the PM Shares held by Karam, Bye and Aylwin shall be treated as "Securities" and "Common Stock" under the Securityholders Agreement.

               4.    Amendments to Securityholders Agreement.

                      a. In Section 1.1 of the Securityholders Agreement, the following definitions are hereby added:

                     "`Aylwin' shall mean Pedro A. Aylwin."

                     "`Bye' shall mean Randall E. Bye."

                     "`Karam' shall mean Raymond M. Karam."

                      b. Section 3.1(b) of the Securityholders Agreement is hereby amended by inserting the words "Karam, Bye, Aylwin" before the words "Peters, Rhotons" in clause (vi).

                      c. Section 4.1(g) is hereby amended as follows:

                             (1) In the first sentence of clause (i), the words,
               ", Karam, Bye and Aylwin" are inserted after the words "Peters, Rhotons";

                             (2) In the second sentence of clause (i), the
               words, ", Karam, Bye and Aylwin" are inserted after the words "Peters, Rhotons";

                             (3) In the last sentence of clause (i), the words,
               ", Karam, Bye and Aylwin" are inserted after the words "Peters, Rhotons"; and

                             (4) In the third sentence of clause (v), the words,
               ", Karam, Bye and Aylwin," are inserted after the words "Peters, Rhotons."

                      d. Section 5.3 of the Securityholders Agreement is hereby amended by inserting the words, ", Karam, Bye and Aylwin," after the words "Peters, Rhotons" in the last sentence.

                      e. Section 7.7 of the Securityholders Agreement is hereby amended by inserting the following new paragraph immediately prior to the last sentence of Sec- tion 7.7:

                             "if to Karam to:

                                    Raymond M. Karam
                                    226 East Junipero
                                    Santa Barbara, CA 93105

                             with a copy to:

                                    Price, Postel & Parma LLP
                                    200 East Carrillo Street
                                    Suite 400
                                    Santa Barbara, CA 93101
                                    Attn: Raymond P. Le Blanc
                                    Fax: (805) 965-3978

                             if to Bye to:

                                    Randall E. Bye
                                    535 Chalkhill Road
                                    Solvang, CA 93463

                             with a copy to:

                                    Price, Postel & Parma LLP
                                    200 East Carrillo Street
                                    Suite 400
                                    Santa Barbara, CA 93101
                                    Attn: Raymond P. Le Blanc

                                   Fax: (805) 965-3978

                             if to Aylwin to:

                                    Pedro A. Aylwin
                                    1054 Miramonte Drive, #3
                                    Santa Barbara, CA 93107

                             with a copy to:

                                    Price, Postel & Parma LLP
                                    200 East Carrillo Street
                                    Suite 400
                                    Santa Barbara, CA 93101
                                    Attn: Raymond P. Le Blanc
                                    Fax: (805) 965-3978"

               5. Effect of Amendment. The Securityholders Agreement, as amended hereby, shall remain in full force and effect.

               6. Effectiveness. This Amendment shall be effective only at the Effective Time (as defined in the Reorganization Agreement).

               7. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of California without regard to the conflicts of law provisions thereof.


                           [Signature Page to Follow]

                          COUNTERPART SIGNATURE PAGE TO
                     AMENDMENT TO SECURITYHOLDERS AGREEMENT

        IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to Securityholders Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                            DLJ MERCHANT BANKING PARTNERS, L.P.

                            By      DLJ MERCHANT BANKING, INC.
                                    Managing General Partner


                            By:       /s/DLJ Merchant Banking, Inc.
                               --------------------------------------------
                                    Name:
                                    Title:


                            DLJ INTERNATIONAL PARTNERS, C.V.

                            By      DLJ MERCHANT BANKING, INC.
                                    Advisory General Partner


                            By:       /s/DLJ Merchant Banking, Inc.
                               --------------------------------------------
                                    Name:
                                    Title:


                            DLJ OFFSHORE PARTNERS, C.V.

                            By      DLJ MERCHANT BANKING, INC.
                                    Advisory General Partner


                            By:       /s/DLJ Merchant Banking, Inc.
                               --------------------------------------------
                                    Name:
                                    Title:


                            DLJ MERCHANT BANKING FUNDING, INC.


                            By:       /s/DLJ Merchant Banking Funding, Inc.
                               --------------------------------------------
                                    Name:

                                    Title:

                            DLJ CAPITAL CORPORATION


                            By:       /s/DLJ Capital Corporation
                               --------------------------------------------
                                    Name:
                                    Title:


                            DLJ FIRST ESC L.L.C.


                            By:       /s/DLJ First ESC L.L.C.
                               --------------------------------------------
                                    Name:
                                    Title:


                            SPROUT GROWTH II, L.P.

                            By      DLJ Capital Corporation
                                    Managing General Partner


                            By:       /s/Robert Finzi
                               --------------------------------------------
                                    Robert Finzi
                                    Attorney-In-Fact


                            SPROUT CAPITAL VI, L.P.

                            By      DLJ Capital Corporation
                                    Managing General Partner


                            By:       /s/Robert Finzi
                               --------------------------------------------
                                    Robert Finzi
                                    Attorney-In-Fact

                              /s/Arthur J. Cormier
                            --------------------------------------------
                            Arthur J. Cormier


                              /s/John F. Schaefer
                            --------------------------------------------
                            John F. Schaefer

                       [Signatures Continued on Next Page]

                          COUNTERPART SIGNATURE PAGE TO
                     AMENDMENT TO SECURITYHOLDERS AGREEMENT

                               PHASE METRICS, INC.


                               By:     /s/John F. Schaefer
                                  -----------------------------------------
                                     Name: John F. Schaefer
                                     Title: Chief Executive Officer




ACKNOWLEDGED AND AGREED TO:

The undersigned parties hereby agree to be bound by the terms and conditions of this Amendment and the Securityholders Agreement.


                                    /s/Raymond M. Karam
                                  -----------------------------------------
                                        Raymond M. Karam


                                    /s/Randall E. Bye
                                  -----------------------------------------
                                        Randall E. Bye


                                    /s/Pedro A. Aylwin
                                  -----------------------------------------
                                        Pedro A. Aylwin



ACKNOWLEDGEMENT OF SPOUSES:

The undersigned spouses of the foregoing partner acknowledge and agree to be bound by the terms and conditions of this Amendment and the Securityholders Agreement.

________________________________________

________________________________________

________________________________________

                               SIXTH AMENDMENT TO
                            SECURITYHOLDERS AGREEMENT



        THIS SIXTH AMENDMENT TO SECURITYHOLDERS AGREEMENT dated as of August 1, 1997 (the "Amendment") amends that certain Securityholders' Agreement (as hereinafter defined) and is made among DLJ Merchant Banking Partners, L.P., a Delaware limited partnership; DLJ International Partners, C.V., a Netherlands Antilles limited partnership; DLJ Offshore Partners, C.V., a Netherlands Antilles limited partnership; DLJ Merchant Banking Funding, Inc., a Delaware corporation; DLJ Capital Corporation, a Delaware corporation; Sprout Growth II, L.P., a Delaware limited partnership; Sprout Capital VI, L.P., a Delaware limited partnership; DLJ First ESC L.L.C., a Delaware limited liability company; (collectively, the "DLJ Entities"); Phase Metrics, Inc., a California corporation (the "Issuer"); Arthur J. Cormier, an individual ("Cormier"); John
F. Schaefer, an individual ("Schaefer"); Richard J. Freedland and Nanette A. Freedland as Trustees of the Freedland 1994 Unitrust, Alex Moraru and Liliana Moraru as Trustees of the Moraru 1994 Unitrust, Hung Ba Le and Anh Le as Trustees of the Le 1994 Unitrust, and Loai Najjar and Mickie Najjar as Trustees of the Najjar 1994 Unitrust (collectively, the "Shareholder Trusts"); Neil A. Brumberger and Hart H. Brumberger (collectively "Brumberger"); Roger D. and Mary Anne Christine Peters and Roger D. Peters and Mary Anne Christine Peters, as trustees for the Roger D. Peters and Mary Anne Christine Peters Living Trust (collectively, "Peters"); Jeffrey K. and Yvonne H. Rhoton and Jeffrey K. Rhoton and Yvonne H. Rhoton, as trustees for the Jeffrey K. Rhoton and Yvonne H. Rhoton Living Trust (collectively, "Rhotons"); Pedro A. Aylwin, an individual ("Aylwin"); Randall E. Bye, an individual ("Bye"); and Raymond M. Karam, an individual ("Karam").

        WHEREAS,the Issuer desires to increase the number of members of its Board of Directors from five (5) to six (6);

        NOW, THEREFORE, for good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto covenant and agree as follows:

               1. Defined Terms. Capitalized terms not otherwise defined herein shall have the respective meanings assigned to them in the Securityholders Agreement.

               2. References to the Securityholders Agreement. All references in the Securityholders Agreement to "this Agreement," and to all other words referring to the Securityholders Agreement (such as "herein," "hereto," "herewith" and "hereunder"), shall be deemed to mean and refer to the Securityholders Agreement, as amended by this Amendment.

               3.    Amendments to Securityholders Agreement.

                     Article 2, Section 2.1 shall be amended as follows:

                     2.1 Composition of the Board. The Board shall consist of
               six members, of whom one shall be designated by DLJ Merchant Banking Partners, L.P., one shall be designated by Sprout Growth II, L.P., one shall be designated by Schaefer, one shall be designated by Cormier, one shall be an individual (the "Fifth Director") designated by Cormier and Schaefer and acceptable to the DLJ Entities, which individual is neither an "Affiliate" nor an "Associate" (as those terms are used within the meaning of Rule 12b-2 of the General Rules and Regulations under the Exchange Act) of the DLJ Entities, Schaefer or Cormier, and one shall be an individual (the "Sixth Director") designated by a majority of the other five directors, which individual is neither an "Affiliate" nor an "Associate" (as those terms are used within the meaning of Rule 12b-2 of the General Rules and Regulations under the Exchange Act) of the DLJ Entities, Schaefer or Cormier. Each Securityholder entitled to vote for the election of directors to the Board agrees that it will vote its Securities or execute consents, as the case may be, and take all other necessary action (including causing the Issuer to call a special meeting of shareholders) in order to ensure that the composition of the Board is as set forth in this Section 2.1.

               4. Effect of Amendment. The Securityholders Agreement, as amended hereby, shall remain in full force and effect.

               5. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of California without regard to the conflicts of law provisions thereof.


                           [Signature Page to Follow]

                          COUNTERPART SIGNATURE PAGE TO
                     AMENDMENT TO SECURITYHOLDERS AGREEMENT

        IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amendment to Securityholders Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                            DLJ MERCHANT BANKING PARTNERS, L.P.

                            By      DLJ MERCHANT BANKING, INC.
                                    Managing General Partner


                            By:       /s/DLJ Merchant Banking, Inc.
                               -------------------------------------------
                                    Name:
                                    Title:

                            DLJ INTERNATIONAL PARTNERS, C.V.

                            By      DLJ MERCHANT BANKING, INC.
                                    Advisory General Partner


                            By:       /s/DLJ International Partners, C.V.
                               -------------------------------------------
                                    Name:
                                    Title:

                            DLJ OFFSHORE PARTNERS, C.V.

                            By      DLJ MERCHANT BANKING, INC.
                                    Advisory General Partner


                            By:       /s/DLJ Offshore Partners, C.V.
                               -------------------------------------------
                                    Name:
                                    Title:

                            DLJ MERCHANT BANKING FUNDING, INC.


                            By:       /s/DLJ Merchant Banking Funding, Inc.
                               -------------------------------------------
                                    Name:
                                    Title:

                            DLJ CAPITAL CORPORATION


                            By:       /s/DLJ Capital Corporation
                               -------------------------------------------
                                    Name:
                                    Title:


                            DLJ FIRST ESC L.L.C.


                            By:       /s/DLJ First ESC L.L.C.
                               -------------------------------------------
                                    Name:
                                    Title:


                            SPROUT GROWTH II, L.P.

                            By      DLJ Capital Corporation
                                    Managing General Partner


                            By:       /s/Robert Finzi
                               -------------------------------------------
                                    Robert Finzi
                                    Attorney-In-Fact


                            SPROUT CAPITAL VI, L.P.

                            By      DLJ Capital Corporation
                                    Managing General Partner


                            By:       /s/Robert Finzi
                               -------------------------------------------
                                    Robert Finzi
                                    Attorney-In-Fact

                              /s/Arthur J. Cormier
                            -------------------------------------------
                            Arthur J. Cormier


                              /s/John F. Schaefer
                            -------------------------------------------
                            John F. Schaefer

                       [Signatures Continued on Next Page]

                          COUNTERPART SIGNATURE PAGE TO
                     AMENDMENT TO SECURITYHOLDERS AGREEMENT




                             PHASE METRICS, INC.


                             By:     /s/John F. Schaefer
                                -------------------------------------------
                                  Name: John F. Schaefer
                                  Title: Chief Executive Officer